                                CREDIT AGREEMENT


                                   dated as of


                                  May 20, 1997


                                      among


                            AMERADA HESS CORPORATION,

                              AMERADA HESS LIMITED,

                             AMERADA HESS NORGE A/S,

                                AMERADA HESS A/S,

                         THE OTHER SUBSIDIARY BORROWERS,


                            The Lenders Party Hereto,



                                       and


                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent




        $2,000,000,000 REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY
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                               TABLE OF CONTENTS

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      ARTICLE I

                                  Definitions..............................  2

      SECTION 1.01.  Defined Terms.........................................  2
      SECTION 1.02.  Classification of Loans and Borrowings................ 20
      SECTION 1.03.  Terms Generally....................................... 20
      SECTION 1.04.  Accounting Terms; GAAP................................ 21

      ARTICLE II

                                  The Credits.............................. 21
      SECTION 2.01.  Commitments........................................... 21
      SECTION 2.02.  Loans, Acceptances and Borrowings..................... 21
      SECTION 2.03.  Requests for Revolving Borrowings..................... 23
      SECTION 2.04.  Bid Procedure for Competitive Loans................... 24
      SECTION 2.05.  Bid Procedure for Bankers' Acceptances................ 27
      SECTION 2.06.  Funding of Borrowings................................. 31
      SECTION 2.07.  Interest Elections.................................... 32
      SECTION 2.08.  Termination and Reduction of Commitments; Extension of
                       Maturity Date....................................... 33
      SECTION 2.09.  Repayment of Loans; Evidence of Debt.................. 35
      SECTION 2.10.  Prepayment of Loans................................... 36
      SECTION 2.11.  Fees.................................................. 37
      SECTION 2.12.  Interest.............................................. 37
      SECTION 2.13.  Alternate Rate of Interest............................ 38
      SECTION 2.14.  Increased Costs....................................... 39
      SECTION 2.15.  Break Funding Payments................................ 40
      SECTION 2.16.  Taxes................................................. 41
      SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of
                       Set-offs............................................ 42
      SECTION 2.18.  Mitigation Obligations; Replacement of Lenders........ 44
      SECTION 2.19.  Controls; Because of Currency Exchange Rate
                       Fluctuations........................................ 45
      SECTION 2.20.  Commitment Increases.................................. 45

      ARTICLE III

                         Company Representations and Warranties............ 46
      SECTION 3.01.  Corporate Existence and Power; Compliance with Law.... 47
      SECTION 3.02.  Corporate Authority................................... 47
      SECTION 3.03.  Enforceability........................................ 47
      SECTION 3.04.  Financial Condition................................... 47
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      SECTION 3.05.  Litigation............................................ 48
      SECTION 3.06.  ERISA................................................. 48
      SECTION 3.07.  Environmental Matters................................. 48
      SECTION 3.08.  Federal Regulations................................... 48
      SECTION 3.09.  Investment and Holding Company Status................. 48

      ARTICLE IV

              Subsidiary Borrower Representations and Warranties........... 49
      SECTION 4.01.  Corporate Existence and Power; Compliance with Law.... 49
      SECTION 4.02.  Corporate Authority................................... 49
      SECTION 4.03.  Enforceability........................................ 49
      SECTION 4.04.  Financial Condition................................... 50
      SECTION 4.05.  Litigation............................................ 50
      SECTION 4.06.  Environmental Matters................................. 50
      SECTION 4.07.  Federal Regulations................................... 51
      SECTION 4.08.  Investment and Holding Company Status................. 51

      ARTICLE V

                                  Conditions............................... 51
      SECTION 5.01.  Effective Date........................................ 51
      SECTION 5.02.  Conditions to Credit Event of the Company............. 53
      SECTION 5.03.  Conditions to Credit Event of any Subsidiary
                       Borrower............................................ 54

      ARTICLE VI

                     Affirmative Covenants of the Company.................. 54
      SECTION 6.01.  Financial Statements and Other Information............ 54
      SECTION 6.02.  Notices of Material Events............................ 56
      SECTION 6.03.  Existence; Conduct of Business........................ 56
      SECTION 6.04.  Compliance with Contractual Obligations............... 56
      SECTION 6.05.  Records, etc.......................................... 56
      SECTION 6.06.  Insurance............................................. 56
      SECTION 6.07.  Compliance with Laws.................................. 57
      SECTION 6.08.  Use of Proceeds and Acceptances....................... 57

      ARTICLE VII

                Affirmative Covenants of Unguaranteed Borrowers............ 57
      SECTION 7.01.  Financial Statements and Other Information............ 57
      SECTION 7.02.  Notices of Material Events............................ 59
      SECTION 7.03.  Existence; Conduct of Business........................ 59
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                                      -ii-
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      SECTION 7.04.  Compliance with Contractual Obligations............... 59
      SECTION 7.05.  Records, etc.......................................... 59
      SECTION 7.06.  Insurance............................................. 59
      SECTION 7.07.  Compliance with Laws.................................. 60

      ARTICLE VIII

                       Negative Covenants of the Company................... 60
      SECTION 8.01.  Financial Covenant.................................... 61
      SECTION 8.02.  Liens................................................. 61
      SECTION 8.03.  Fundamental Changes................................... 62
      SECTION 8.04.  Restrictive Agreements................................ 62

      ARTICLE IX

                 Negative Covenants of Unguaranteed Borrowers.............. 63
      SECTION 9.01.  Financial Covenant.................................... 63
      SECTION 9.02.  Liens................................................. 63
      SECTION 9.03.  Fundamental Changes................................... 64

      ARTICLE X

                               Events of Default........................... 65

      ARTICLE XI

                                   Guarantee............................... 68
      SECTION 11.01.  Guarantee............................................ 68
      SECTION 11.02.  No Subrogation....................................... 69
      SECTION 11.03.  Amendments, etc...................................... 69
      SECTION 11.04.  Guarantee Absolute and Unconditional................. 70
      SECTION 11.05.  Reinstatement........................................ 71
      SECTION 11.06.  Payments............................................. 71

      ARTICLE XII

                           The Administrative Agent........................ 71

      ARTICLE XIII

                                 Miscellaneous............................. 73
      SECTION 13.01.  Notices.............................................. 73
      SECTION 13.02.  Waivers; Amendments.................................. 74
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                                     -iii-
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      SECTION 13.03.  Expenses; Indemnity; Damage Waiver................... 77
      SECTION 13.04.  Successors and Assigns............................... 78
      SECTION 13.05.  Survival............................................. 81
      SECTION 13.06.  Counterparts; Integration; Effectiveness............. 81
      SECTION 13.07.  Severability......................................... 81
      SECTION 13.08.  Right of Setoff...................................... 82
      SECTION 13.09.  Governing Law; Jurisdiction; Consent to Service
                        of Process; Process Agent; Waiver of Immunity...... 82
      SECTION 13.10.  WAIVER OF JURY TRIAL................................. 83
      SECTION 13.11.  Headings............................................. 83
      SECTION 13.12.  Confidentiality...................................... 84
      SECTION 13.13.  Judgment............................................. 84
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SCHEDULES:

Schedule A         --  Cancelled Credit Facilities
Schedule B         --  Designated Foreign Currencies
Schedule C         --  Subsidiary Borrowers
Schedule D         --  Calculation of the MLA Cost
Schedule 2.01      --  Commitments
Schedule 2.05      --  Information Concerning Transactions Financed by
                        Acceptances
Schedule 8.02      --  Existing Liens of the Company
Schedule 9.02      --  Existing Liens of Unguaranteed Borrowers

EXHIBITS:

Exhibit A          --  Form of Assignment and Acceptance
Exhibit B          --  Form of Draft
Exhibit C-1        --  Form of Opinion of U.S. Counsel to the Parent Borrower
Exhibit C-2        --  Form of Opinion of Foreign Counsel to a Subsidiary
                        Borrower
Exhibit D          --  Form of Joinder Agreement
Exhibit E          --  Form of Commitment Increase Supplement
Exhibit F          --  Form of New Lender Supplement
Exhibit G          --  Form of Power of Attorney
Exhibit H          --  Forms of Notes

            CREDIT AGREEMENT, dated as of May 20, 1997, among:

            (i) AMERADA HESS CORPORATION, a Delaware corporation (the
      "Company");

            (ii) AMERADA HESS LIMITED, an English corporation ("AHL"), AMERADA HESS NORGE A/S, a Norwegian corporation ("AHN"), and any other Subsidiary of the Company from time to time designated as an Unguaranteed Borrower in the manner specified in Section 13.02 (AHL, AHN and such other Subsidiaries so designated, collectively, the "Unguaranteed Borrowers");

            (iii) AMERADA HESS A/S, a Danish corporation ("Hess-Denmark"), and any other Subsidiary of the Company from time to time designated as a Guaranteed Borrower in the manner specified in Section 13.02 (Hess-Denmark and such other Subsidiaries so designated, collectively the "Guaranteed Borrowers"; the Guaranteed Borrowers, together with the Company and the Unguaranteed Borrowers, collectively, the "Borrowers");

            (iv)  the LENDERS party hereto; and

            (v) THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


            WHEREAS, the Company has requested the Lenders to establish credit facilities to be used by the Company and its Subsidiaries to refinance certain existing indebtedness and for other general corporate purposes; and

            WHEREAS, the Lenders are willing to establish such credit facilities on and subject to the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                   ARTICLE I
                                                                               2

                                  Definitions

    SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "ABR", when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Acceptance" means a Draft that is drawn by the Company or any New York Subsidiary Borrower on an Acceptance Lender and accepted by such Lender in accordance with this Agreement.

            "Acceptance Bid" means an offer by an Acceptance Lender to create and discount Acceptances in accordance with Section 2.05.

            "Acceptance Bid Request" means a request by the Company or any New York Subsidiary Borrower for Acceptance Bids in accordance with Section 2.05.

            "Acceptance Date" means, in respect of an Acceptance, the date on which an Acceptance Lender creates such Acceptance pursuant to Section 2.05.

            "Acceptance Lenders" means Lenders from time to time designated as Acceptance Lenders by the Company by written notice to the Administrative Agent (which notice the Administrative Agent shall transmit to each such Acceptance Lender).

            "Acceptance Obligation" means, in respect of each Acceptance, the obligation of the Borrower in respect thereof to the Acceptance Lender creating such Acceptance to pay the face amount thereof as required by Section 2.05.

            "Adjusted LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/32 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Agent" has the meaning ascribed to it in the Preamble.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "AHL" has the meaning ascribed to it in the Preamble.

            "AHN" has the meaning ascribed to it in the Preamble.

            "Allocated Commitment Amount" means, with respect to any Borrower, the portion of the Commitments of the Lenders allocated by the Company from time to time pursuant to Section 2.01(b) for usage by such Borrower.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

            "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

            "Applicable Rate" means, for any day, with respect to any Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency Spread" or "Facility Fee Rate", as the case may be, based upon the Company Capitalization Ratio applicable on such day:

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============================================================================================
            Company                                Eurocurrency Spread     Facility Fee Rate
     Capitalization Ratio:
--------------------------------------------------------------------------------------------
Less than 30%                                              .135%                .09%

--------------------------------------------------------------------------------------------
Greater than or Equal to  30% and less than 45%            .165%                .11%
--------------------------------------------------------------------------------------------
Greater than or Equal to  45%                               .20%               .125%

============================================================================================

Changes in the Applicable Rate resulting from changes in the Company Capitalization Ratio shall become effective on the first day (the "Adjustment Date") of the month following the month in which financial statements are delivered to the Lenders pursuant to Section 6.01 (a) and (b) and shall remain in effect until the next change to be effected pursuant to this paragraph (it being agreed that until the first Adjustment Date, the Company Capitalization Ratio shall be deemed to be 34.7%). If any financial statements referred to above are not delivered within the time periods specified above, then, from the date on which such financial statements are due pursuant to Section 6.01 (a) and
(b) until such financial statements are delivered, the Company Capitalization Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 45%.

            "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 13.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

            "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

            "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrower" has the meaning ascribed to it in the Preamble.

            "Borrowing" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect or (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

            "Borrowing Request" means a request by a Borrower for Revolving Loans in accordance with Section 2.03.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that the term "Business Day" shall also exclude (i) when used in connection with a Eurocurrency Loan in dollars, any day on which banks are not open for dealings in dollar deposits in the London interbank market and (ii) when used in connection with a Eurocurrency Loan in any Designated Foreign Currency, any day on which banks are not open for dealings in such Designated Foreign Currency in London, England or the principal financial center of such Designated Foreign Currency.

            "Capital Lease" means, with respect to any Person which is the lessee thereunder, any lease or charter of property, real or personal, which would, in accordance with GAAP, be recorded as an asset under a capital lease on a balance sheet of such Person.

            "Capitalized Lease Obligation" means, with respect to any Person on any date, the amount which would, in accordance with GAAP, be recorded as an obligation under a Capital Lease on a balance sheet of such Person as lessee under such Capital Lease as at such date. For all purposes of this Agreement, Capitalized Lease Obligations shall be deemed to be Debt secured by a Lien.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or Section 13.02(d), (b) increased from time to time pursuant to Section 2.20 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 13.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

            "Commitment Increase Supplement" means a Commitment Increase Supplement, substantially in the form of Exhibit E, executed and delivered pursuant to Section 2.08 or Section 2.20.

            "Company" has the meaning ascribed to it in the Preamble.

            "Company Capitalization Ratio" means, on any date, the ratio, expressed as a percentage of Total Consolidated Debt of the Company and its Consolidated Subsidiaries on such date to Total Capitalization of the Company and its Consolidated Subsidiaries on such date.

            "Competitive", when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, are being made in accordance with Section 2.04.

            "Competitive Bid" means an offer by a Competitive Loan Lender to make a Competitive Loan in accordance with Section 2.04.

            "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Competitive Loan Lender making such Competitive Bid.

            "Competitive Bid Request" means a request by a Borrower for Competitive Bids in accordance with Section 2.04.

            "Competitive Loan Lenders" means Lenders from time to time designated as Competitive Loan Lenders by the Company by written notice to the Administrative Agent (which notice the Administrative Agent shall transmit to each such Competitive Lender).

            "Consolidated Current Liabilities" means, with respect to any Person on any date, all amounts which, in conformity with GAAP, would be classified as current liabilities on a consolidated balance sheet of such Person and its Consolidated Subsidiaries as at such date.

            "Consolidated Intangibles" means, with respect to any Person on any date, all assets of such Person and its Consolidated Subsidiaries, determined on a consolidated basis, that would, in conformity with GAAP, be classified as intangible assets on a consolidated balance sheet of such Person and its Consolidated Subsidiaries as at such date, including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the fair market value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and the amount of all write-ups in the book value of assets resulting from any revaluation thereof (other than revaluations arising out of foreign currency valuations in conformity with GAAP).

            "Consolidated Net Tangible Assets" means, with respect to any Person on any date, the amount equal to (a) the amount that would, in conformity with GAAP, be included as assets on the consolidated balance sheet of such Person and its Consolidated Subsidiaries as at such date minus (b) the sum of (i) Consolidated Intangibles of such Person at such date and (ii) Consolidated Current Liabilities of such Person at such date.

            "Consolidated Subsidiaries" means, with respect to any Person on any date, all Subsidiaries and other entities whose accounts are consolidated with the accounts of such Person as of such date in accordance with the principles of consolidation reflected in the audited financial statements of such Person as of such date delivered in accordance with Section 6.01 or 7.01, as the case may be.

            "Continuing Directors" has the meaning set forth in Article X.

            "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

            "Debt" means with respect to any Person (i) indebtedness for borrowed money (including, without limitation, indebtedness evidenced by debt securities); (ii) obligations to pay the deferred purchase price of property or services, except trade accounts payable in the ordinary course of business; and
(iii) Capitalized Lease

Obligations, in the case of each of the foregoing clauses (i) through (iii), for which such Person or any of its Consolidated Subsidiaries shall be liable as primary obligor or under any Guaranty of any such indebtedness or other such obligations of an entity not included in such Person's consolidated financial statements and (iv) any such indebtedness or other such obligations of any entity not included in such Person's consolidated financial statements secured in any manner by any Lien upon any assets of such Person or any of its Consolidated Subsidiaries; provided that for purposes of the computation of any Debt under this Agreement there shall be no duplication of any item of primary or other indebtedness or other obligation referred to hereinabove, whether such item reflects the indebtedness or other obligation of such Person or any of its Consolidated Subsidiaries or of any entity not included in such Person's consolidated financial statements; and provided, further, that when computing Debt of the Company under this Agreement the first $100,000,000 in the aggregate for which the Company and its Consolidated Subsidiaries shall be liable under any Guaranty of any such indebtedness or other such obligations of an entity not included in the Company's consolidated financial statements shall be excluded from the computation of Debt of the Company.

            "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Designated Foreign Currencies" means the currencies set forth on Schedule B and any other available and freely convertible foreign currency requested by the Company and approved by the Administrative Agent and all of the Lenders in accordance with Section 13.02(c)(v).

            "Designated Maximum" means (a) with respect to AHL, subject to subsection 5.01(h), $1,000,000,000, (b) with respect to AHN, $250,000,000 and
(c) with respect to any Subsidiary of the Company that becomes an Unguaranteed Borrower after the Effective Date in the manner specified in Section 13.02, the amount determined by the Lenders pursuant to such Section as the Designated Maximum of such Unguaranteed Borrower, in each case as such amounts may be reduced in the manner specified in Section 2.08(b) or increased with the written consent of all Lenders in accordance with Section 13.02.

            "Dollar Equivalent" means, with respect to any amount outstanding in any currency other than dollars, at any date of determination thereof, an amount in dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange.

            "dollars" or "$" refers to lawful money of the United States of America.

            "Draft" means a draft, substantially in the form of Exhibit B, drawn hereunder by the Company or any New York Subsidiary Borrower on an Acceptance Lender.

            "Effective Date" means the date on which the conditions specified in
Section 5.01 are satisfied (or waived in accordance with Section 13.02).

            "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or the release of any materials into the environment.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any of its Consolidated Subsidiaries directly or indirectly resulting from or based upon
(a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency", when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

            "Event of Default" has the meaning assigned to such term in
Article X.

            "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by any Borrower under Section 2.18(b)) or any foreign branch or Affiliate of a Lender caused by such Lender to make a Loan under Section 2.02(b), any withholding tax that is imposed by the United States of America, the United Kingdom, Norway or Denmark on amounts payable to such Foreign

Lender at the time such Foreign Lender becomes a party to this Agreement or such foreign branch or Affiliate is caused to make such a Loan or is attributable to such Foreign Lender's or such foreign branch's or Affiliate's failure or inability to comply with Section 2.16(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from any Borrower with respect to such withholding tax pursuant to Section 2.16(a).

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Financial Officer" means, with respect to a Borrower, the chief financial officer, principal accounting officer, treasurer or controller or, in the case of AHL, AHN or Hess Denmark, a director of such Borrower.

            "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurocurrency Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

            "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

            "Foreign Currency" means, with respect to any Competitive Loan requested by a Borrower to be denominated in any currency other than dollars, any Designated Foreign Currency or other freely-convertible currency requested by such Borrower and acceptable to the Lender that submits a Competitive Loan Bid with respect to such requested Competitive Loan (such acceptability being evidenced by submission of such Competitive Loan Bid in such requested currency).

            "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower from such Lender is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "GAAP" means for all purposes hereof generally accepted accounting principles in the United States of America; provided, that when such term is used for purposes of Section 4.04 or Section 7.01(a) in respect of audited financial statements of any Person that is incorporated under the laws of any jurisdiction outside the United States and whose financial statements are prepared and reported on in accordance with generally accepted accounting principles of such jurisdiction, such term shall mean such generally accepted accounting principles.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guaranteed Borrower" has the meaning ascribed to it in the Preamble; each Guaranteed Borrower is listed on Schedule C, as such Schedule may be amended from time to time in accordance with Section 13.02.

            "Guaranteed Borrower Obligations" means the unpaid principal of, and interest on (including post-petition interest), the Loans made to any of the Guaranteed Borrowers, the Acceptances created for the account of any of the Guaranteed Borrowers and other obligations and liabilities of any of the Guaranteed Borrowers to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, any amendment and restatement hereof), the Loans made to any of the Guaranteed Borrowers, the Acceptances created for the account of any of the Guaranteed Borrowers or any other document executed and delivered in connection with any of the foregoing, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

            "Guaranty" by any Person means any direct or indirect undertaking to assume, guaranty, endorse, contingently agree to purchase or to provide funds for the payment of, or otherwise become liable in respect of, any obligation of any other Person, excluding endorsements for collection or deposit in the ordinary course of business.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Interest Election Request" means a request by a Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.07.

            "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day during such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

            "Interest Period" means (a) with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the relevant Borrower may elect and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 365 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) except with respect to any Competitive Loan Lender which otherwise agrees, any Interest Period that otherwise would extend beyond the Maturity Date applicable to any Lender shall end on the Maturity Date applicable to such Lender and (iv) any Interest Period pertaining to a Eurocurrency Borrowing denominated in any Designated Foreign Currency being replaced by the currency of the European Monetary Union that would otherwise extend beyond the date on which such replacement becomes effective shall end on such date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Joinder Agreement" means a Joinder Agreement, substantially in the form of Exhibit D, executed and delivered pursuant to Section 13.02(c)(i).

            "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

            "LIBO Rate" means, with respect to each Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined by the Administrative Agent to be the offered rate for deposits in such currency with a term comparable to such Interest Period that appears on the applicable Telerate Page at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period plus, in the case of any such Eurocurrency Loan denominated in Pounds Sterling, the MLA Cost; provided, however, that if at any time for any reason such offered rate for any such currency does not appear on the applicable Telerate Page, "LIBO Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurocurrency Loan denominated in such currency, the rate per annum equal to the average (rounded upward to the nearest 1/32nd of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered deposits in such currency at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

            "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, or any lease in the nature thereof.

            "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

            "London Subsidiary Borrower" has the meaning set forth in Section 2.03.

            "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

            "Material Adverse Effect" means (a) when used in any representation and warranty or covenant of the Company on and as of the Effective Date, any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property or financial condition of the Company and its Consolidated Subsidiaries taken as a whole, or (ii) the validity or enforceability of this Agreement or the rights and remedies of the Administrative Agent and the Lenders hereunder, (b) when used in any representation and warranty or covenant of any Unguaranteed Borrower on and as of the Effective Date, any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, assets, property or financial condition of the Company and its Consolidated Subsidiaries taken as a whole or of such Unguaranteed Borrower and its

Consolidated Subsidiaries taken as a whole, or (ii) the validity or enforceability of any of this Agreement or the rights and remedies of the Administrative Agent and the Lenders hereunder, (c) when used in any representation and warranty or covenant of the Company on any date after the Effective Date, any change in the consolidated financial condition or operations of the Company and its Consolidated Subsidiaries from that set forth in the consolidated balance sheet of the Company dated as of December 31, 1996 that is likely to materially and adversely affect the Company's ability to comply with
Section 8.01 or to perform its other obligations to the Lenders under this Agreement and (d) when used in any representation and warranty or covenant of any Unguaranteed Borrower on any date after the Effective Date, any change in the consolidated financial condition or operations of such Unguaranteed Borrower and its Consolidated Subsidiaries from that set forth in the consolidated balance sheet of such Unguaranteed Borrower dated December 31, 1996, in the case of AHL, dated December 31, 1996, in the case of AHN and dated the date of the first fiscal year balance sheet provided by any other Unguaranteed Borrower to the Lenders hereunder, in the case of any other Unguaranteed Borrower, that, in each case, is likely to materially and adversely affect such Unguaranteed Borrower's ability to comply with Section 9.01 or to perform its other obligations to the Lenders under this Agreement.

            "Material Indebtedness" means Debt (other than the Loans and Acceptances) of any one or more of the Borrowers in an aggregate principal amount exceeding $10,000,000.

            "Maturity Date" means May 20, 2002, as such date may be extended pursuant to Section 2.08(d).

            "Maximum Outstandings" means, (a) with respect to the Company or any Guaranteed Borrower at any time, the Allocated Commitment Amount of the Company or such Guaranteed Borrower, as the case may be, at such time and (b) with respect to any Unguaranteed Borrower at any time, the lesser of (i) the Allocated Commitment Amount of such Unguaranteed Borrower at such time and (ii) the sum of (A) the Designated Maximum for such Borrower at such time plus (B) the Supplemental Guaranteed Amount, if any, for such Unguaranteed Borrower at such time.

            "MLA Cost" means, with respect to any Lender, the cost imputed to such Lender of compliance with the Mandatory Liquid Assets requirements of the Bank of England during the relevant Interest Period, determined in accordance with Schedule D.

            "New Lender Supplement" means a New Lender Supplement, substantially in the form of Exhibit F, executed and delivered pursuant to Section 2.08 or
Section 2.20.

            "New York Subsidiary Borrower" has the meaning set forth in Section 2.03.

            "Note" has the meaning set forth in Section 2.09(e).

            "Offered Increase Amount" has the meaning set forth in
Section 2.20.

            "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

            "Permitted Encumbrances" means with respect to any Borrower:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been set aside in accordance with GAAP;

            (b) carriers', warehousemen's, mechanics', materialmen's, and repairmen's Liens, Liens for crew's wages or salvage (or making deposits to release such Liens) and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been set aside in accordance with GAAP;

            (c) Liens on standard industry terms imposed by charter parties or under contracts of affreightment;

            (d) Liens arising out of judgments or awards against such Borrower or any of its Consolidated Subsidiaries with respect to which such Borrower or such Subsidiary at the time shall currently be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

            (e) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (f) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds or performance bonds, margin posted to secure payment or performance under futures, forwards or Swap Agreements, and other obligations of a like nature, in each case in the ordinary course of business;

            (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property and imperfections of titles imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any of its Consolidated Subsidiaries;

            (h) Liens on any oil and/or gas properties or other mineral interests of such Borrower or any of its Consolidated Subsidiaries, whether developed or undeveloped, arising (i) as security for such Borrower or such Subsidiary's costs and expenses incurred by it in connection with the exploration, development or operation of such properties, in favor of a person who is conducting the exploration, development or operation of such properties, or (ii) in connection with farmout, dry hole, bottom hole, communitization, unitization, pooling and operating agreements and/or other agreements of like general nature incident to the acquisition, exploration, development and operation of such properties or as required by regulatory agencies having jurisdiction in the premises; and

            (i) overriding royalties, royalties, production payments, net profits interests or like interests to be paid out of production from oil and/or gas properties or other mineral interests of such Borrower or any of its Consolidated Subsidiaries, or to be paid out of the proceeds from the sale of any such production;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Debt.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Pounds Sterling" means pounds sterling in lawful currency of the United Kingdom.

            "Preferred AHL Intercompany Debt" means subordinated intercompany Debt of AHL which is subordinated on terms and conditions acceptable to the Required Lenders, as evidenced by the written approval thereof by the Administrative Agent.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Reference Lenders" means The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America National Trust and Savings Association and Barclays Bank PLC or such other banks as may from time to time be requested by the Company and approved by the Administrative Agent.

            "Register" has the meaning set forth in Section 13.04.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Required Lenders" means, (a) at any time prior to the termination of the Commitments pursuant to Article X, Lenders having Commitments representing at least 51% of the aggregate Commitments at such time (provided that, for purposes of declaring the Loans to be due and payable pursuant to
Article X, the outstanding Competitive Loans and the outstanding Acceptances of the Lenders shall be included in their respective Commitments in determining the Required Lenders) and (b) for all purposes after the termination of the Commitments pursuant to Article X, Lenders having outstanding Loans and Acceptances representing at least 51% of the aggregate outstanding principal amount of Loans and undiscounted face amount of Acceptances.

            "Revolving Credit Exposure" means, with respect to any Lender at any time, the outstanding principal amount of such Lender's Revolving Loans denominated in dollars plus the Dollar Equivalent of such Lender's Revolving Loans denominated in any Designated Foreign Currency.

            "Revolving Loan" means a Loan made pursuant to Section 2.03.

            "Spot Rate of Exchange" means, with respect to any Designated Foreign Currency or Foreign Currency, at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to such Designated Foreign Currency or Foreign Currency on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in London); provided that if there shall at any time no longer exist such a page on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and if no such similar rate publishing service is available by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

            "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

            "Subsidiary Borrowers" means, collectively, the Guaranteed Borrowers and the Unguaranteed Borrowers.

            "Supplemental Guaranteed Amount" means, with respect to any Unguaranteed Borrower, the amount, if any, of principal of Loans made to, and face amount of Acceptances created for the account of, such Unguaranteed Borrower (together, in each case, with interest thereon and all other amounts payable by such Unguaranteed Borrower hereunder with respect thereto) which the Company, by a written agreement delivered to the Administrative Agent (in form and substance satisfactory to the Administrative Agent) has agreed will be guaranteed by the Company to the same extent as the Guaranteed Borrower Obligations.

            "Swap Agreement" means any interest rate, currency or commodity swap agreement or other interest rate, currency or commodity price protection agreement capable of financial settlement only.

            "Swap Payment Obligation" means, with respect to any Person, an obligation of such Person to pay money, either in respect of a periodic payment or upon termination, to a counterparty under a Swap Agreement, after giving effect to any netting arrangements between such Person and such counterparty and such Person's rights of set-off in respect of such obligation provided for in such Swap Agreement.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

             "Telerate Page" means the display designated as Page 3750 (or such other page on which any Foreign Currency or Designated Foreign Currency then appears) on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits or deposits in any Foreign Currency or Designated Foreign Currency are offered by leading banks in the London interbank deposit market).

            "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

            "Total Capitalization", of any Person on any date, means the sum of
(i) Total Consolidated Debt of such Person on such date and (ii) shareholders' equity of such Person on such date, determined on a consolidated basis in accordance with GAAP; provided, that Total Capitalization of AHL on any date shall include Preferred AHL Intercompany Debt outstanding on such date.

            "Total Consolidated Debt", of any Person on any date, means all Debt of such Person and its Consolidated Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP; provided, that with respect to AHL, Total Consolidated Debt shall exclude Preferred AHL Intercompany Debt outstanding on such date.

            "Total Exposure" means, with respect to any Lender at any time, the sum of (i) the Revolving Credit Exposure of such Lender, (ii) the aggregate outstanding principal amount of such Lender's Competitive Loans denominated in dollars plus the Dollar Equivalent of the aggregate outstanding principal amount of such Lender's Competitive Loans denominated in any Foreign Currency and (iii) the aggregate discounted face amount of all outstanding Acceptances created by such Lender.

            "Total Outstandings" means, with respect to any Borrower at any time, the sum of (i) the aggregate outstanding principal amount of all Revolving Credit Loans denominated in dollars made to such Borrower plus the Dollar Equivalent of the aggregate outstanding principal amount of all Revolving Credit Loans denominated in any Designated Foreign Currency made to such Borrower, (ii) the aggregate outstanding principal amount of Competitive Loans denominated in dollars made to such Borrower plus the Dollar Equivalent of the aggregate outstanding principal amount of Competitive Loans denominated in any Foreign Currency made to such Borrower and (iii) the aggregate discounted face amount of all outstanding Acceptances created for the account of such Borrower.

            "Transactions" means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and the creation of the Acceptances hereunder.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

            "Unguaranteed Borrower" has the meaning ascribed to it in the Preamble; each Unguaranteed Borrower is listed on Schedule C, as such Schedule may be amended from time to time in accordance with Section 13.02.

            "Unguaranteed Borrower Capitalization Ratio" means, with respect to any Unguaranteed Borrower on any date, the ratio, expressed as a percentage, of Total Consolidated Debt of such Unguaranteed Borrower and its Consolidated Subsidiaries on such date to Total Capitalization of such Unguaranteed Borrower and its Consolidated Subsidiaries on such date.

    SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").

    SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's permitted successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such amendment is rejected or such provision is amended in accordance herewith.


                                   ARTICLE II

                                   The Credits

SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to each of the Borrowers from time to time during the Availability Period in an aggregate principal amount as to all the Borrowers not exceeding the amount of such Lender's Commitment; provided, that after giving effect to each Revolving Credit Loan (i) no Lender's Revolving Credit Exposure shall exceed such Lender's Commitment, (ii) the sum of the Total Exposures of all the Lenders to all of the Borrowers shall not exceed the sum of the Commitments of all Lenders and (iii) the Total Outstandings of any Borrower shall not exceed the Maximum Outstandings of such Borrower. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Revolving Loans.

            (b) Prior to submission of the initial Borrowing Request hereunder, the Company will allocate the Commitments among the Borrowers by giving written notice to the Administrative Agent of the Allocated Commitment Amount for each Borrower (which notice the Administrative Agent will promptly transmit to each Lender), and the Company may change such allocation at any time by giving written notice to the Administrative Agent of the revised Allocated Commitment Amounts at least five Business Days prior to the effective date of such change (which notice the Administrative Agent will promptly transmit to each Lender).

SECTION 2.02. Loans, Acceptances and Borrowings. (a) Except as provided in paragraph (e) of this Section, each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. Each Acceptance shall be created in accordance with the procedures set forth in Section 2.05. The failure of any Lender to make any Loan or create any Acceptance required to be made or created by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments, Competitive Bids and Acceptance Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans or create Acceptances as required.

            (b) Subject to Section 2.13, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the relevant Borrower may request in accordance herewith and, subject to Section 2.17(f), shall be in dollars or any Designated Foreign Currency, and (ii) each Competitive Borrowing shall be comprised entirely of Eurocurrency Loans or Fixed Rate Loans as the relevant Borrower may request in accordance herewith and, subject to Section 2.17(f), shall be in dollars or (in the case of any Eurocurrency Loan only) any Foreign Currency. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan or, in the case of a borrowing by a Guaranteed Borrower, the Company to guarantee such Loan in accordance with the terms of this Agreement.

            (c) At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000 (or, if such Borrowing is to be made in any Designated Foreign Currency, an amount in such Designated Foreign Currency of which the Dollar Equivalent is approximately such amount). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000 (or, if such Borrowing is to be made in any Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is approximately such amount). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurocurrency Revolving Borrowings outstanding to the Company, a total of 15 Eurocurrency Revolving Borrowings outstanding to AHL and a total of 10 Eurocurrency Revolving Borrowings outstanding to each other Borrower.

            (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

            (e) If any bank, financial institution or other entity becomes a new Lender pursuant to Section 2.08(f) or Section 2.20(b) or any Lender's Commitment is increased pursuant to Section 2.08(g) or Section 2.20(c), additional Revolving Loans made on or after the effective date of the New Lender Supplement or the Commitment Increase Supplement, as the case may be (the "Re-Allocation Date") shall be made by the Lenders ratably in accordance with their respective Commitments in effect on and after such Re-Allocation Date (except to the extent that any such ratable borrowings would result in any Lender making an aggregate principal amount of Revolving Loans in excess of its Commitment, in which case such excess amount will be allocated to, and made by, such new Lenders and/or Lenders with such increased Commitments to the extent of, and ratably in accordance with, their respective Commitments otherwise available for Revolving Loans), and continuations of Eurocurrency Revolving Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Eurocurrency Revolving Loans on the last day of the Interest Period applicable thereto and the making of new Eurocurrency Revolving Loans by the Lenders ratably in accordance with their respective Commitments. In the event that on any such Re-Allocation Date there is an unpaid principal amount of ABR Loans, the Company shall make prepayments thereof and borrowings of ABR Loans so that, after giving effect thereto, the ABR Loans outstanding are held by the Lenders ratably in accordance with their Commitments. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurocurrency Revolving Loans, such Eurocurrency Revolving Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Company elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurocurrency Revolving Loans will be paid thereon to the respective Lenders holding such Eurocurrency Revolving Loans pro rata based on the respective principal amounts thereof outstanding.

SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the relevant Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing made by the Company or any Subsidiary Borrower which elects (with the approval of the Administrative Agent) in the Joinder Agreement with respect to it to make Eurocurrency Borrowings through the New York office of the Administrative Agent (a "New York Subsidiary Borrower"), not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Eurocurrency Borrowing made by AHL, AHN, Hess-Denmark or any Subsidiary Borrower which elects (with the approval of the Administrative Agent) in the Joinder Agreement with respect to it to make Eurocurrency Borrowings through the London office of the Administrative Agent (AHL, AHN, Hess-Denmark or any such other Subsidiary Borrower so electing, a "London Subsidiary Borrower"), not later than 11:00 a.m., London time, three Business Days before the date of the proposed Borrowing or (c) in the case of any ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent at its office set forth in Section 13.01 of a written Borrowing Request in a form approved by the Administrative Agent and signed by the relevant Borrower and, in the case of a borrowing by a Guaranteed Borrower, the Company. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the identity of the Borrower and the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

              (iii) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

              (iv) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period" and, if such Eurocurrency Borrowing is to be made entirely or partly in any Designated Foreign Currency, the Designated Foreign Currency thereof; and

               (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
      Section 2.06.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Revolving Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

SECTION 2.04. Bid Procedure for Competitive Loans. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period any Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided, that after giving effect to each Competitive Loan (i) the sum of the Total Exposures of all the Lenders to all of the Borrowers shall not exceed the sum of the Commitments of all Lenders and (ii) the Total Outstandings of any Borrower shall not exceed the Maximum Outstandings of such Borrower. To request Competitive Bids, a Borrower shall notify the Administrative Agent at its office set forth in Section 13.01 of such request by telephone, (i) in the case of a Eurocurrency Competitive Borrowing made by the Company or any New York Subsidiary Borrower, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing, (ii) in the case of a Eurocurrency Competitive Borrowing made by any London Subsidiary Borrower, not later than 11:00 a.m., London time, four Business Days before the date of the proposed Borrowing, (iii) in the case of a Fixed Rate Borrowing made by the Company or any New York Subsidiary Borrower, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing and (iv) in the case of a Fixed Rate Borrowing made by any London Subsidiary Borrower, not later than 10:00 a.m., London time, one Business Day before the date of the proposed Borrowing. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by such Borrower and, in the case of Competitive Loans to a Guaranteed Borrower, the Company. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

              (i) the identity of the Borrower and the aggregate amount of the requested Borrowing;

              (ii) the date of such Borrowing, which shall be a Business Day;

              (iii) whether such Borrowing is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing;

              (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period";

              (v) if such Borrowing is to be made entirely or partly in any Foreign Currency, the Foreign Currency thereof;

              (vi) the maturity date of such Borrowing, which shall be no less than seven and no more than 365 days from the requested drawdown date of such Borrowing; and

              (vii) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
      Section 2.06.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Competitive Loan Lenders of the details thereof by telecopy, inviting the Competitive Loan Lenders to submit Competitive Bids.

            (b) Each Competitive Loan Lender may (but shall not have any obligation to) make one or more Competitive Bids to such Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Competitive Loan Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent at its office set forth in Section 13.01 by telecopy,
(i) in the case of a Eurocurrency Competitive Borrowing made by the Company or any New York Subsidiary Borrower, not later than 9:30 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a Eurocurrency Competitive Borrowing made by any London Subsidiary Borrower, not later than 9:30 a.m., London time, three Business Days before the date of the proposed Borrowing, (iii) in the case of a Fixed Rate Borrowing made by the Company or any New York Subsidiary Borrower, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing and (iv) in the case of a Fixed Rate Borrowing made by any London Subsidiary Borrower, not later than 9:30 a.m., London time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Competitive Loan Lender of such rejection as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 (or, in the case of Competitive Loans to be denominated in a Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is at least equal to $5,000,000) and which may equal the entire principal amount of the Competitive Borrowing requested by such Borrower) of the Competitive Loan or Loans that the Competitive Loan Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Competitive Loan Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

            (c) The Administrative Agent shall promptly notify the relevant Borrower and, in the case of a proposed Competitive Borrowing by a Guaranteed Borrower, the Company by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

            (d) Subject only to the provisions of this paragraph, the relevant Borrower may accept or reject any Competitive Bid. The relevant Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, (i) in the case of a Eurocurrency Competitive Borrowing made by the Company or any New York Subsidiary Borrower, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a Eurocurrency Competitive Borrowing made by any London Subsidiary Borrower, not later than 10:30 a.m., London time, three Business Days before the date of the proposed Borrowing,
(iii) in the case of a Fixed Rate Borrowing made by the Company or any New York Subsidiary Borrower, not later than 10:30 a.m., New York City time, on the proposed date of such Competitive Borrowing and (iv) in the case of a Fixed Rate Borrowing made by any London Subsidiary Borrower, not later than 10:30 a.m., London time, on the proposed date of such Competitive Borrowing; provided that
(i) the failure of the relevant Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the relevant Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) of this proviso, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000 (or, in the case of Competitive Loans to be denominated in a Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is at least $5,000,000); provided further that if a Competitive Loan must be in an amount less than $5,000,000 (or, in the case of Competitive Loans to be denominated in a Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is at least $5,000,000) because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 (or, in the case of Competitive Loans to be denominated in a Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is at least $1,000,000) or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 (or, in the case of Competitive Loans to be denominated in a Foreign Currency, an amount in such Foreign Currency of which the Dollar Equivalent is at least $1,000,000) in a manner determined by such Borrower. A notice given by a Borrower pursuant to this paragraph shall be irrevocable.

            (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

            (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the relevant Borrower at least one quarter of an hour earlier than the time by which the other Competitive Loan Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

    SECTION 2.05. Bid Procedure for Bankers' Acceptances. (a) Subject to the terms and conditions set forth herein, from time to time during the period from and including the Effective Date to the date which is 30 days prior to the Maturity Date the Company or any New York Subsidiary Borrower may request Acceptance Bids denominated in dollars and may (but shall not have any obligation to) accept Acceptance Bids; provided, that, after giving effect to the creation of the requested Acceptances (i) the sum of the Total Exposures of all the Lenders to all of the Borrowers shall not exceed sum of the

Commitments of all Lenders and (ii) the Total Outstandings of any Borrower shall not exceed the Maximum Outstandings of such Borrower. To request Acceptance Bids, the Company or any New York Subsidiary Borrower shall notify the Administrative Agent at its office set forth in Section 13.01 of such request by telephone not later than 10:00 a.m., New York City time one Business Day before the date of the proposed creation thereof. Each such telephonic Acceptance Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Acceptance Bid Request in a form approved by the Administrative Agent and signed by the Company or such New York Subsidiary Borrower, as the case may be, and, in the case of an Acceptance Bid Request by a Guaranteed Borrower, the Company. Each such telephonic and written Acceptance Bid Request shall specify the following information:

              (i) the identity of the Borrower;

              (ii) the aggregate face amount of the requested Acceptance;

              (iii) the date of such Acceptance, which shall be a Business Day;

              (iv) the tenor of such Acceptance;

              (v) the information set forth in Schedule 2.05 in respect of the transactions being financed by the requested Acceptance; and

              (vi) whether such Acceptance will be eligible for discount under Federal Reserve Board regulations.

Promptly following receipt of an Acceptance Bid Request in accordance with this Section, the Administrative Agent shall notify the Acceptance Lenders of the details thereof by telecopy, inviting the Acceptance Lenders to submit Acceptance Bids.

            (b) Each Acceptance Lender may (but shall not have any obligation to) make one or more Acceptance Bids to such Borrower in response to an Acceptance Bid Request. Each Acceptance Bid by an Acceptance Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent at its office set forth in Section 13.01 by telecopy not later than 9:30 a.m., New York City time on the proposed Acceptance Date. Acceptance Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Acceptance Lender of such rejection as promptly as practicable. Each Acceptance Bid shall specify (i) the face amount or amounts (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000) and which may equal the entire face amount of the Acceptance requested by such Borrower) of the Acceptance or Acceptances that the Acceptance Lender is willing to create, (ii) the tenor for each such Acceptance and (iii) the discount rate for each such Acceptance.

            (c) The Administrative Agent shall promptly notify the relevant Borrower by telecopy of the contents of each Acceptance Bid and the identity of the Acceptance Lender that shall have made such Acceptance Bid.

            (d) Subject only to the provisions of this paragraph, the relevant Borrower may accept or reject any Acceptance Bid. The relevant Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Acceptance Bid not later than 10:30 a.m., New York City time on the proposed Acceptance Date; provided that (i) the failure of the relevant Borrower to give such notice shall be deemed to be a rejection of each Acceptance Bid, (ii) if the relevant Borrower accepts any of such offers for any tenor, it must accept offers for such tenor strictly based upon pricing for such tenor and no other criteria whatsoever, (iii) the aggregate amount of the Acceptance Bids accepted by the relevant Borrower shall not exceed the aggregate face amount of the requested Acceptances specified in the related Acceptance Bid Request, (iv) to the extent necessary to comply with clause (iii) above, if two or more Acceptance Lenders submit offers at identical pricing for any tenor and the relevant Borrower accepts any of such offers but does not wish the creation of Acceptances for such tenor in the total amount offered by such Acceptance Lenders, the relevant Borrower shall accept Acceptance Bids from all of such Acceptance Lenders in amounts allocated among them pro rata according to the amounts offered by such Acceptance Lenders, and (v) except pursuant to clause
(iv) above, no Acceptance Bid shall be accepted for an Acceptance unless such Acceptance is in a minimum face amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if an Acceptance must be in a face amount less than $5,000,000 because of the provisions of clause (iv) above, such Acceptance may be for a minimum face amount of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Acceptance Bids at the same pricing with respect to Acceptances of the same tenor pursuant to clause (iv) the face amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the relevant Borrower. A notice given by a Borrower pursuant to this paragraph shall be irrevocable.

            (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Acceptance Bid has been accepted (and, if so, the face amount, discount rate and tenor of the Acceptances so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to create and discount the Acceptance or Acceptances in respect of which its Acceptance Bid has been accepted. Each Acceptance Lender which is to create and discount Acceptances shall, before 3:00 p.m., New York City time on the Acceptance Date specified in the Acceptance Bid Request applicable thereto, create the Acceptances to be created by it on such Acceptance Date as provided in Section 2.05(f), discount such Acceptances and make available to the Administrative Agent for the account of the relevant Borrower at the office of the Administrative Agent set forth in Section 13.01 the proceeds of such

Acceptance and discount (net of the applicable acceptance commission), in immediately available funds. As promptly as possible after each Acceptance Date, the Administrative Agent shall notify each Lender of the aggregate amount of Acceptances created on such date and of the respective tenors thereof.

            (f) Each Acceptance shall be created by the acceptance by an Acceptance Lender of a Draft payable in dollars, drawn by the relevant Borrower thereof on such Acceptance Lender in accordance with this Agreement, to the order of such Acceptance Lender. Each Acceptance shall mature on a Business Day not less than 30 days nor more than six months after the date of creation thereof (and in any event not after the Maturity Date).

            (g) To enable the Acceptance Lenders to create Acceptances in the manner specified in this Section 2.05, each Borrower that will request creation of Acceptances hereunder shall deliver to the Administrative Agent on or prior to the Effective Date, Powers of Attorney, substantially in the form attached as Exhibit G (the "Powers of Attorney") authorizing each Acceptance Lender to draw Drafts on such Acceptance Lender on behalf of such Borrower and to complete such Drafts in accordance with each Acceptance Bid submitted by such Acceptance Lender and accepted by such Borrower pursuant to Section 2.05.

            (h) Within the limits and on the conditions set forth in this
Section 2.05, the Company or any New York Subsidiary Borrower may from time to time request Acceptances under this Section 2.05, repay pursuant to paragraph
(i) below, and request creation of new Acceptances under this Section 2.05.

            (i) The relevant Borrower hereby unconditionally promises to repay to the Administrative Agent for the account of each Acceptance Lender which has created an Acceptance for the account of such Borrower on the maturity date of each Acceptance (such maturity date being that specified by the relevant Borrower for repayment of such Acceptance in the related Acceptance Bid Request) the face amount of such Acceptance. None of the Borrowers shall have the right to prepay any Acceptance.

            (j) Upon payment in full of any Acceptance Obligation by a Borrower, the Acceptance Lender receiving such payment shall duly cancel the Draft with respect to the corresponding Acceptance and forward such cancelled Draft to such Borrower.

            (k) If the Administrative Agent shall elect to submit an Acceptance Bid in its capacity as an Acceptance Lender, it shall submit such Acceptance Bid directly to the relevant Borrower at least one quarter of an hour earlier than the time by which the other Acceptance Lenders are required to submit their Acceptance Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

            (l) The Company and each New York Subsidiary Borrower represents and warrants to each Acceptance Lender creating an Acceptance by accepting a Draft for such Borrower's account which is represented by such Borrower to be eligible for discount under Federal Reserve Board regulations that (i) each such Draft will grow out of one or more transactions involving the importation or exportation of goods between two countries or the domestic shipment of goods within the United States pursuant to a contract in existence at the time of creation of such Acceptance; (ii) each such Draft will finance a current shipment of goods; (iii) each such Draft of such Borrower as exporter/seller will have a tenor reasonably commensurate with usual credit terms or six months, whichever is shorter; (iv) each such Draft of such Borrower as importer/purchaser will have a tenor reasonably commensurate with the anticipated time of receipt of the goods plus the anticipated time for preparing the goods for distribution into the channels of trade or 30 days, whichever is shorter; (v) the aggregate face amount of such Drafts will not exceed the c.i.f. value of the shipment(s) financed thereby; (vi) on the Acceptance Date with respect thereto, no other financing is or will be outstanding in respect of such transaction during the period from the date of such Draft until the maturity thereof; (vii) all necessary licenses for the exportation, importation and payment of the purchase price and related costs of shipment will have been obtained; (viii) a description of the goods being shipped, the actual or anticipated date of shipment, value of the shipment and the addresses to which and from which shipment will be made, will be furnished for each such transaction pursuant to Section 2.05(a)(v); (ix) additional information about each such transaction, including documents or copies of documents, will be furnished promptly upon such Acceptance Lender's request and (x) on the Acceptance Date with respect thereto, such goods will be in the channels of trade and no other financing will be in existence for such transaction.

    SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder and the proceeds of each Acceptance created and discounted by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; such transfers shall be made (i) in the case of Loans made to, and Acceptances created for the account of, the Company or any New York Subsidiary Borrower, by 12:00 Noon, New York City time on the date such Loan is made or such Acceptance is created and (ii) in the case of Loans made to any London Subsidiary Borrower, by 12:00 Noon London time, on the date such Loan is made. The Administrative Agent will make such amounts available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower designated by such Borrower in the applicable Borrowing Request, Competitive Bid Request or Acceptance Request.

            (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing or creation of Acceptances that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing or Acceptance purchase price, the Administrative Agent may assume that such

Lender has made such share available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing or Acceptance purchase price available to the Administrative Agent, then the applicable Lender and the relevant Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or in the case of any Borrowing denominated in any Foreign Currency, the rate customary in such Foreign Currency for settlement of similar inter-bank obligations, as quoted by the Administrative Agent or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans (in the case of obligations denominated in dollars) or the Administrative Agent's cost of funds (in the case of any other obligations). If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

    SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The relevant Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the relevant Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the relevant Borrower and, in the case of an Interest Election Request related to a Borrowing by a Guaranteed Borrower, the Company.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

              (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

              (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

              (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

              (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower thereof shall be deemed to have selected an Interest Period of one month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

    SECTION 2.08. Termination and Reduction of Commitments; Extension of Maturity Date. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

            (b) The Company may at any time terminate, or from time to time reduce, the aggregate amount of the Commitments or the Designated Maximum with respect to any Unguaranteed Borrower; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $10,000,000 and not less than $50,000,000 and (ii) the Company shall not terminate or reduce the Commitments or any Designated

Maximum if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Total Exposures of all the Lenders to all the Borrowers would exceed the total Commitments or the Total Outstandings of any Unguaranteed Borrower would exceed the Designated Maximum with respect to such Unguaranteed Borrower.

            (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments or any Designated Maximum under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders based on their respective Commitments.

            (d) The Company may on any day not later than the day which is fifteen Business Days prior to the scheduled Maturity Date request by notice to the Administrative Agent that the Maturity Date be extended for an additional one-year period effective from the original Maturity Date. Subject to paragraph
(e) of this Section, the Maturity Date shall be so extended provided that (i) no Default shall have occurred and be continuing at such time, (ii) the Company shall have received the prior written consent of the Required Lenders for such extension and (iii) after giving effect to any such extension, the Maturity Date shall be no more than five years from the date such extension is effective. The Maturity Date may be so extended up to two times.

            (e) If any Lender (the "Non-Consenting Lender") does not consent to the request by the Company that the Maturity Date be extended pursuant to paragraph (d) above, then the outstanding principal of the Loans of the Non-Consenting Lender, accrued interest thereon, accrued fees and all other amounts payable to it hereunder shall be payable to it on the original Maturity Date and the Non-Consenting Lender shall cease to be a Lender under this Agreement as of the original Maturity Date. The Company may, at its election,
(i) offer one or more of the Lenders the opportunity to assume all or a portion of the Commitments of the Non-Consenting Lenders pursuant to paragraph (g) below and/or (ii) with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to assume all or a portion of the Commitments of the Non-Consenting Lenders pursuant to paragraph (f) below, in each case effective on the original Maturity Date.

            (f) Any additional bank, financial institution or other entity which the Company selects to offer the right to assume a portion of the Commitments of the Non-Consenting Lenders and which elects to become a party to this Agreement and obtain a Commitment in an amount so offered and accepted by it pursuant to
Section 2.08(e)(ii) shall execute a New Lender Supplement with the Company and the Administrative Agent, whereupon such bank, financial institution or other entity shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 2.01 shall be deemed to be amended to add the name and Commitment of such new Lender.

            (g) Any Lender which accepts an offer to it by the Company to increase its Commitment pursuant to Section 2.08(e)(i) shall, in each case, execute a Commitment Increase Supplement with the Company and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 2.01 shall be deemed to be amended to so increase the Commitment of such Lender.

            (h) No Lender shall have any obligation to increase its Commitment pursuant to this Section 2.08 unless it agrees to do so in its sole discretion.

    SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan made to such Borrower on the Maturity Date and (ii) to the Administrative Agent for the account of each Competitive Loan Lender the then unpaid principal amount of each Competitive Loan made by such Competitive Loan Lender to such Borrower on the last day of the Interest Period applicable to such Loan, in each case, in the currency in which such Loan was made.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender to such Borrower, including the amounts of principal and interest payable and paid to such Lender by such Borrower from time to time hereunder.

            (c) The Administrative Agent shall maintain accounts in which it shall record (i) the identity of the Borrower, (ii) the amount of each Loan made hereunder, the Class, Type and relevant currency thereof and the Interest Period applicable thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower thereof to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall, absent manifest error, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the relevant Borrower to repay the Loans or the Company to guarantee any such Loans to a Guaranteed Borrower in accordance with the terms of this Agreement.

            (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a non-negotiable promissory note substantially in the form attached as Exhibit H (a "Note") payable to the order of such Lender (or, if requested by such Lender, to such Lender and its permitted registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 13.04) be represented by one or more Notes payable to the order of the payee named therein (or, if such Note is a registered Note, to such payee and its permitted registered assigns).

    SECTION 2.10. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing made by it in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that none of the Borrowers shall have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

            (b) The relevant Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Revolving Borrowing by the Company or any New York Subsidiary Borrower, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of a Eurocurrency Revolving Borrowing by any London Subsidiary Borrower, not later than 11:00 a.m., London time, three Business Days before the date of prepayment or (iii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and the relevant currency thereof; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

    SECTION 2.11. Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) The Company agrees to pay to the Administrative Agent and each of the Lenders, for their own accounts, fees payable in the amounts and at the times separately agreed upon between the Company and such other parties.

            (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to each of the Lenders, in the case of fees payable to it) for distribution, in the case of facility fees, to the Lenders. Absent manifest error, fees paid shall not be refundable under any circumstances.

    SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate.

            (b) The Loans comprising each Eurocurrency Borrowing shall bear interest at a rate per annum equal to (i) in the case of a Eurocurrency Revolving Loan, the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurocurrency Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

            (c) Each Fixed Rate Loan shall bear interest at a rate per annum equal to the Fixed Rate applicable to such Loan.

            (d) Notwithstanding the foregoing, if any principal of or interest on any Loan, all or any portion of the face amount of any Acceptance or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided above.

            (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurocurrency Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon termination of the Commitments.

            (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to (i) the LIBO Rate for Borrowings in Pounds Sterling and (ii) the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate, shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

    SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

            (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that because of a change in circumstances affecting the eurocurrency market generally the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the relevant Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the relevant Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by such Borrower for a Eurocurrency Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by such Borrower for Eurocurrency Competitive Borrowings may be made to Lenders that are not affected thereby and
(B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

    SECTION 2.14 Increased Costs. (a) If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, including, without limitation, any Acceptance Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

               (ii) impose on any Lender, including, without limitation, any Acceptance Lender, or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender of creating or maintaining any Acceptance or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the relevant Borrower with respect to such Loan or Acceptance will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

            (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made or Acceptances created by, such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the relevant Borrower of such Loans will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. Such Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the relevant Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such Lender notifies the relevant Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof.

            (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

    SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.10(b) and is revoked in accordance herewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to either Section 2.18 or Section 13.02(d), then, in any such event, the relevant Borrower shall compensate each Lender for the loss, cost and expense attributable to such event, including, without limitation, any costs associated with the termination by any Lender of any foreign currency exchange arrangements. In the case of a Eurocurrency Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. Such Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

    SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Each Borrower shall indemnify the Administrative Agent and each Lender (including, without limitation, any Acceptance Lender), within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall, upon request of such Borrower, deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

            SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or Acceptance Obligations, or under Section 2.14, 2.15 or 2.16, or otherwise) (i) in the case of payments by the Company or any New York Subsidiary Borrower, prior to 12:00 Noon, New York City time, on the date when due, and (ii) in the case of payments by any London Subsidiary Borrower, prior to 12:00 Noon, London time, on the date when due, in each case, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at (i) in the case of payments in dollars, 270 Park Avenue, New York, New York and (ii) in the case of payments in any other currency, the Administrative Agent's payment office for such currency specified from time to time by the Administrative Agent, except that payments pursuant to Sections 2.14, 2.15, 2.16 and 13.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars, or, in the case of Eurocurrency Loans outstanding in any currency other than dollars, such other currency.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Acceptance Obligations, interest and fees then due hereunder, such funds shall be applied
(i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and Acceptance Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Acceptance Obligations then due to such parties.

            (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its

Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participations in any of its Loans to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the relevant Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate or in the case of any Loans made in any currency other than dollars, the rate customary in such other currency for settlement of similar inter-bank obligations, as quoted by the Administrative Agent.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(b) or 2.17(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            (f) Notwithstanding any other provision contained herein, in the event that any Lender gives notice to the Administrative Agent that because of a change in circumstances not attributable to the Borrowers specifically it is unable to fund Revolving Loans in any Designated Foreign Currency at a reasonable cost to it, the Administrative Agent shall, until such notice is withdrawn and to the extent necessary in order to excuse such Lender from making any Revolving Loans in such Designated Foreign Currency and to continue to make available to the Borrowers the full aggregate amount of the Commitments, reallocate from time to time among the Lenders the outstanding Revolving Loans denominated in dollars and the Revolving Loans in such Designated Foreign Currency; provided that, in the event that the Required Lenders give such notice to the Administrative Agent, the Lenders shall not be required to make any Revolving Loans in such Designated Foreign Currency until any such notices have been withdrawn so that the Required Lenders have either not given any such notice or have withdrawn any such notice.

            SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) If any Lender requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 13.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the relevant Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to
Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

            SECTION 2.19. Controls; Because of Currency Exchange Rate Fluctuations. (a) The Company will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers, with the object of preventing any request for a Loan or Acceptance that would result in a breach of any of the aggregate or individual limits or sub-limits set forth in Section
2.01 and of promptly identifying and remedying any circumstance where, by reason of changes in exchange rates, any of such limits or sub-limits shall have been breached. In the event that at any time the Company determines that by reason of currency exchange rates any of such limits or sub-limits shall have been breached, in each case, by more than 5%, the Company will promptly notify the Administrative Agent.

            (b) The Administrative Agent will calculate the Revolving Credit Exposures and Total Exposures with respect to all of the Lenders from time to time, and in any event not less frequently than once during each calendar week.

            (c) In the event that on any date the Administrative Agent calculates that any of such limits or sub-limits shall have been breached, in each case, by more than 5%, the Administrative Agent will give notice to such effect to the Company and the Lenders. Within five Business Days after receipt of such notice, in the case of ABR Loans, and by the date which is the earlier of (i) the end of the next succeeding Interest Period and (ii) three months from the date of receipt of such notice, in the case of Eurocurrency Loans and Fixed Rate Loans, the Company will, or will cause the Borrowers to, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment) as shall be necessary to eliminate any excess above any such limit or sub-limit, unless by the time such repayment or prepayment is required to be made, such limit or sub-limit is no longer breached by reason of currency exchange rate fluctuations. If by virtue of the second sentence of this paragraph (c) any such repayment or prepayment of a Eurocurrency Loan pursuant to this Section occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to the Lenders such amounts, if any, as may be required pursuant to Section 2.15.

            SECTION 2.20. Commitment Increases. (a) In the event that at any time when no Default or Event of Default has occurred and is continuing the Company wishes to increase the aggregate Commitments, it shall notify the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase. The Company may, at its election, (i) offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (c) below and/or (ii) with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to assume all or a portion of the Offered Increase Amount pursuant to paragraph (b) below.

            (b) Any additional bank, financial institution or other entity which the Company selects to offer the right to assume a portion of the Offered Increase Amount and which elects to become a party to this Agreement and obtain a Commitment in an amount so offered and accepted by it pursuant to Section 2.20(a)(ii) shall execute a New Lender Supplement with the Company and the Administrative Agent, whereupon such bank, financial institution or other entity shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 2.01 shall be deemed to be amended to add the name and Commitment of such new Lender.

            (c) Any Lender which accepts an offer to it by the Company to increase its Commitment pursuant to Section 2.20(a)(i) shall, in each case, execute a Commitment Increase Supplement with the Company and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 2.01 shall be deemed to be amended to so increase the Commitment of such Lender.

            (d) Notwithstanding anything to the contrary in this Section 2.20,
(i) the aggregate Commitments may be increased only in integral multiples of $100,000,000 and in an aggregate amount not exceeding $400,000,000 and (ii) no Lender shall have any obligation to increase its Commitment pursuant to this
Section 2.20 unless it agrees to do so in its sole discretion.


ARTICLE III

                     Company Representations and Warranties

            The Company represents and warrants to the Lenders (which representations and warranties will be deemed made by the Company on the date of each Borrowing by any Borrower hereunder, the date of creation of each Acceptance hereunder, the date of conversion or continuation of any Interest Period with respect to any Loan pursuant to Section 2.07, each Interest Payment Date in respect of any ABR Loan and the effective date of each extension of the Maturity Date pursuant to Section 2.08(d)) that:

            SECTION 3.01. Corporate Existence and Power; Compliance with Law. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, does not constitute a Material Adverse Effect.

            SECTION 3.02. Corporate Authority. The execution, delivery and performance by the Company of this Agreement and each Note and each Draft executed by the Company have been duly authorized by all necessary corporate action and are within the Company's corporate power, do not require the approval of the shareholders of the Company, and will not violate any provision of law or of its certificate of incorporation or other constitutive document or by-laws, or result in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture or other agreement or instrument to which the Company is a party or by which the Company or its property may be bound or affected. The execution, delivery and performance by the Company of this Agreement and each Note and each Draft executed by the Company do not require any license, consent or approval of or advance notice to or advance filing with any governmental agency or regulatory authority or any other third party, or if required, any such license, consent or approval shall have been obtained and any such notice or filing shall have been made.

            SECTION 3.03. Enforceability. This Agreement is, and each Note and each Draft when delivered by the Company hereunder will be, duly executed and delivered by the Company and does or will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms except as enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by moratorium laws from time to time in effect.

            SECTION 3.04. Financial Condition. The audited consolidated financial statements of the Company for the fiscal year ended December 31, 1996, reported on by Ernst & Young, LLP, heretofore furnished to the Lenders fairly present in all material respects the consolidated financial condition of the Company and its Consolidated Subsidiaries as at the date thereof and the results of their operations for the period covered thereby. The unaudited interim consolidated financial statements of the Company for the quarterly period ended March 31, 1997, heretofore furnished to the Lenders fairly present in all material respects the consolidated financial condition of the Company and its Consolidated Subsidiaries as at the date thereof and the results of their operations for the period covered thereby (subject to normal year-end audit adjustments). Said financial statements were prepared in accordance with GAAP. Since December 31, 1996, there has been no Material Adverse Effect.

            SECTION 3.05. Litigation. There are no suits or proceedings (including proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Consolidated Subsidiaries that constitute a Material Adverse Effect.

            SECTION 3.06. ERISA. The Company has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each employee benefit plan of the Company subject to such standards and is in compliance in all material respects with the applicable provisions of ERISA, and has not incurred any liability to the PBGC or any employee benefit plan of the Company under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

            SECTION 3.07. Environmental Matters. Each of the Company and its Consolidated Subsidiaries has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemical, or industrial, toxic or hazardous substances or wastes, except to the extent failure to have any such permit, license or authorization does not constitute a Material Adverse Effect. The Company and its Consolidated Subsidiaries are in compliance with all terms and conditions of all required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables, contained in those laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply does not constitute a Material Adverse Effect.

            SECTION 3.08. Federal Regulations. No part of the proceeds of any Loans or any Acceptance will be used for any purpose which violates the provisions of the Regulations of the Board including, without limitation, Regulations G, T, U and X of the Board as in effect from time to time.

            SECTION 3.09. Investment and Holding Company Status. Neither the Company nor any of its Consolidated Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

ARTICLE IV

               Subsidiary Borrower Representations and Warranties

            Each Subsidiary Borrower (with respect to Sections 4.01, 4.02, 4.03,
4.07 and 4.08) and each Unguaranteed Borrower (with respect to Sections 4.01 through 4.08) hereby represents and warrants to the Lenders (which representations and warranties will be deemed made by such Borrower on the date of each Borrowing by it, the date of creation of each Acceptance for its account, the date of conversion or continuation of any Interest Period with respect to a Loan made to it pursuant to Section 2.07, each Interest Payment Date with respect to any ABR Loan made to it and the effective date of each extension of the Maturity Date pursuant to Section 2.08(d)) that:

            SECTION 4.01. Corporate Existence and Power; Compliance with Law. Such Subsidiary Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Such Subsidiary Borrower is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, does not constitute a Material Adverse Effect.

            SECTION 4.02. Corporate Authority. The execution, delivery and performance by such Subsidiary Borrower of this Agreement and each Note and each Draft executed by such Subsidiary Borrower have been duly authorized by all necessary corporate action and are within such Subsidiary Borrower's corporate power, do not require the approval of the shareholders of such Subsidiary Borrower, and will not violate any provision of law or of its certificate of incorporation or other constitutive document or by-laws, or result in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Subsidiary Borrower pursuant to, any indenture or other agreement or instrument to which such Subsidiary Borrower is a party or by which such Subsidiary Borrower or its property may be bound or affected. The execution, delivery and performance by such Subsidiary Borrower of this Agreement and each Note and each Draft executed by it do not require any license, consent or approval of or advance notice to or advance filing with any governmental agency or regulatory authority or any other third party, or if required, any such license, consent or approval shall have been obtained and any such notice or filing shall have been made.

            SECTION 4.03. Enforceability. This Agreement is, and each Note and each Draft when delivered by such Subsidiary Borrower hereunder will be, duly executed and delivered by such Subsidiary Borrower and does or will constitute the legal, valid and binding obligations of such Subsidiary Borrower enforceable against it in accordance with their respective terms except as enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by moratorium laws from time to time in effect.

            SECTION 4.04. Financial Condition. With respect to AHL, the audited consolidated financial statements of AHL, with respect to AHN, the unaudited consolidated financial statements of AHN, or, with respect to any other Unguaranteed Borrower, the consolidated financial statements of such Unguaranteed Borrower provided pursuant to Section 13.02(c), in each case for the most recently completed fiscal year prior to the Effective Date (in the case of AHL and AHN) and prior to the date it became a party to this Agreement (in the case of any other Unguaranteed Borrower), in each case certified by a Financial Officer of AHL, AHN or such Unguaranteed Borrower, as the case may be, heretofore furnished to the Lenders (in the case of AHL and AHN) and furnished at the time such other Unguaranteed Borrower becomes a party to this Agreement (in the case of any other Unguaranteed Borrower) fairly present in all material respects the consolidated financial condition of AHL, AHN or such other Unguaranteed Borrower and their respective Consolidated Subsidiaries, as the case may be, as at the dates thereof and the results of their operations for the periods covered thereby. The unaudited interim consolidated financial statements of such other Unguaranteed Borrower, for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to the first sentence of this Section 4.04 and prior to the time it became a party to this Agreement, furnished pursuant to Section 13.02(c) at the time such other Unguaranteed Borrower becomes a party to this Agreement fairly present in all material respects the consolidated financial condition of such other Unguaranteed Borrower, as the case may be, as at the dates thereof and the results of their operations for the periods covered thereby (subject to normal year-end audit adjustments). Said financial statements were prepared in accordance with GAAP. Since December 31, 1996 (in the case of AHL and AHN) and since the date of the latest financial statements delivered with respect to such other Unguaranteed Borrower pursuant to the first sentence of this Section 4.04, there has been no Material Adverse Effect with respect to AHL or AHN or such Unguaranteed Borrower.

            SECTION 4.05. Litigation. There are no suits or proceedings (including proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of such Unguaranteed Borrower, threatened against or affecting it or any of its Consolidated Subsidiaries that constitute a Material Adverse Effect.

            SECTION 4.06. Environmental Matters. Each of such Unguaranteed Borrower and its Consolidated Subsidiaries has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemical, or industrial, toxic or hazardous substances or wastes, except to the extent failure to have any such permit, license or authorization does not have a Material Adverse Effect. Each of such Unguaranteed Borrower and its Consolidated Subsidiaries are in compliance with all terms and conditions of all required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables, contained in those laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply does not have a Material Adverse Effect.

            SECTION 4.07. Federal Regulations. No part of the proceeds of any Loans made to, or any Acceptance created on behalf of, such Subsidiary Borrower will be used for any purpose which violates the provisions of the Regulations of the Board including, without limitation, Regulations G, T, U and X of the Board as in effect from time to time.

            SECTION 4.08. Investment and Holding Company Status. Neither such Subsidiary Borrower nor any of its Consolidated Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.


ARTICLE V

                                   Conditions

            SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans to any of the Borrowers shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 13.02):

            (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) J. Barclay Collins, general counsel to the Company, substantially in the form of Exhibit C-1 and (ii) counsel to each of the Subsidiary Borrowers party to this Agreement on the Effective Date, substantially in the form of Exhibit C-2, and in each case covering such other matters relating to the Company and the Subsidiary Borrowers party to this Agreement on the Effective

      Date, this Agreement or the Transactions as the Required Lenders shall reasonably request. Each of such Borrowers hereby requests such counsel to deliver such opinion.

            (c) The Administrative Agent shall have received documents and certificates relating to the organization, existence and good standing of each of the Borrowers, the authorization of the Transactions, the incumbency of the persons executing this Agreement on behalf of each Borrower and any other legal matters relating to the Borrowers, this Agreement or the Transactions as reasonably requested by the Lenders, all in form and substance satisfactory to the Administrative Agent and its counsel.

            (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of each of the Borrowers party to this Agreement on the Effective Date, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.02.

            (e) The Administrative Agent and each Lender (and its Affiliates) shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any of the Borrowers hereunder.

            (f) The Lenders shall have received copies of and shall be reasonably satisfied, in form and substance, with the financial statements referred to in Section 3.04 and 4.04, in each case certified by a Financial Officer of the relevant Borrower.

            (g) The Administrative Agent shall have received, with a copy for each Lender, a certificate of an officer of the Company acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement and the Transactions are in full force and effect, except for such consents, authorizations, notices and filings which if not in full force or effect would not reasonably be expected to have a Material Adverse Effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it.

            (h) The Administrative Agent shall have received evidence reasonably satisfactory to it of the repayment in full of all amounts under and the cancellation of the credit facilities set forth on Schedule A; provided that (i) if the repayment of any of such credit facilities on or prior to the Effective Date shall result in any loss, cost or expense of the type described in Section 2.15 with respect to such credit facility, such credit facility shall be permitted to remain outstanding only until such time as the payment in full of all amounts thereunder will not result in any such losses, costs or expenses, and (ii) the Agreement, dated November 4, 1994, between Amerada Hess Limited, Chase Investment Bank Limited, Citibank International PLC and the other financial institutions from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the "Existing AHL Agreement") shall be permitted to remain outstanding only until December 31, 1997 provided that the "Commitments" thereunder shall within ten "Business Days" (as such terms are defined in the Existing AHL Agreement) of the Effective Date be reduced to no greater than $165,000,000, in either of which event Borrowings under this Agreement will be in such amounts as not to cause, as to any Lender (other than The Chase Manhattan Bank), the Revolving Credit Exposure of such Lender, plus the outstanding principal amount owing to such Lender under any of the credit facilities set forth on Schedule A (including, without limitation, the Existing AHL Agreement), to exceed the amount of such Lender's Commitment; and provided further that the Designated Maximum with respect to AHL shall be reduced by the outstanding principal amount owing by AHL under any of the credit facilities set forth on Schedule A (including, without limitation, the Existing AHL Agreement).

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 13.02) at or prior to 3:00 p.m., New York City time, on May 31, 1997 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

            SECTION 5.02. Conditions to Credit Event of the Company. The obligation of each Lender to make a Loan to the Company on the occasion of any Borrowing or to create any Acceptance for the account of the Company on the Acceptance Date with respect thereto is subject to the satisfaction of the following conditions:

            (a) The representations and warranties of the Company set forth in this Agreement shall be true and correct on and as of the date of such Borrowing or on such Acceptance Date.

            (b) At the time of and immediately after giving effect to such Borrowing or the creation of such Acceptance, no Default shall have occurred and be continuing.

Each Borrowing and each acceptance of a Draft which creates an Acceptance by the Company shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

    SECTION 5.03. Conditions to Credit Event of any Subsidiary Borrower. The obligation of each Lender to make a Loan to any Subsidiary Borrower on the occasion of any Borrowing or to create any Acceptance for the account of such Subsidiary Borrower on the Acceptance Date with respect thereto is subject to the satisfaction of the following conditions:

            (a) The representations and warranties of such Subsidiary Borrower set forth in this Agreement shall be true and correct on and as of the date of such Borrowing or on such Acceptance Date.

            (b) At the time of and immediately after giving effect to such Borrowing or the creation of such Acceptance, no Default shall have occurred and be continuing.

Each Borrowing by such Subsidiary Borrower and each acceptance of a Draft for the account of such Subsidiary Borrower shall be deemed to constitute a representation and warranty by such Subsidiary Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.


ARTICLE VI

                      Affirmative Covenants of the Company

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Acceptances shall no longer be outstanding and all Acceptance Obligations with respect thereto shall have been reimbursed, the Company covenants and agrees with the Lenders that:

    SECTION 6.01. Financial Statements and Other Information. The Company will furnish to each Lender:

            (a) as soon as available and in any event within 100 days after the end of each of its fiscal years, a copy of the Company's Form 10-K for such fiscal year filed with the Securities and Exchange Commission containing a consolidated balance sheet as at the close of such fiscal year, statements of consolidated income and retained earnings and a statement of consolidated cash flows for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year and certified by Ernst & Young, LLP, or other independent public accountants selected by the Company and satisfactory to the Lenders (and, in the event any such financial statements shall no longer be required to be included in the Company's Form 10-K, the Company shall nevertheless furnish such financial statements);

            (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each of its fiscal years, a copy of the Company's Form 10-Q for each such quarter filed with the Securities and Exchange Commission containing a consolidated balance sheet as at the end of such quarter, a statement of consolidated income and a statement of consolidated cash flows for such period, prepared on a basis consistent with the corresponding period of the preceding fiscal year, except as disclosed in said financial statements or otherwise disclosed to the Lenders in writing, and certified by a Financial Officer of the Company, subject however, to year-end and audit adjustments (and, in the event such financial statements of the Company shall no longer be required to be included in Form 10-Q, the Company shall nevertheless furnish such financial statements);

            (c) within 120 days after the end of each fiscal year of the Company, a certificate of the independent public accountants referred to in paragraph (a) above as to whether, during the course of their examination of the Company's financial statements, they obtained any knowledge of any Default, insofar as such Default involves accounting matters;

            (d) within 120 days after the end of each fiscal year of the Company and within 60 days after the end of each of the first three quarters of each fiscal year of the Company, a statement, signed by a Financial Officer of the Company, setting forth the computations of the Company Capitalization Ratio as of the end of each such fiscal year and each such quarter;

            (e) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and regular or special reports (other than reports on Form 10-K and Form 10-Q but including those on Form 8-K) and registration statements under the Securities Act of 1933, as amended (other than those on Form S-8 or any successor form relating to the registration of securities offered pursuant to any employee benefit plan) which the Company sends to its stockholders or files with the Securities and Exchange Commission (or any successor governmental authority);

            (f) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the close of such fiscal year and consolidating statements of income and retained earnings of the Company and its Consolidated Subsidiaries for such year; and

            (g) from time to time such further information regarding the business, affairs and financial condition of the Company and its Subsidiaries as the Lenders shall reasonably request.

    SECTION 6.02. Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that constitutes a Material Adverse Effect; and

            (c) any other development that constitutes a Material Adverse
      Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

    SECTION 6.03. Existence; Conduct of Business. The Company will, and will cause each of its Consolidated Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises necessary to the conduct of its business, except, in the case of the legal existence of any such Consolidated Subsidiary (other than an Unguaranteed Borrower) or any such right, license, permit, privilege or franchise, where the failure to so preserve, renew and keep in full force and effect does not constitute a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 8.03.

    SECTION 6.04. Compliance with Contractual Obligations. The Company will, and will cause each of its Consolidated Subsidiaries to comply with all its Contractual Obligations except to the extent that failure to comply therewith does not, in the aggregate, constitute a Material Adverse Effect.

    SECTION 6.05. Records, etc. The Company shall keep accurate and complete records with respect to the goods financed by the Acceptances for its account and, upon request by the Lenders or any of their representatives, shall promptly furnish to the Lenders, or any of their representatives such records or copies thereof.

    SECTION 6.06. Insurance. The Company will, and will cause each of its Consolidated Subsidiaries to, maintain in full force and effect such policies of insurance in such amounts issued by insurers of recognized responsibility covering the properties and operations of the Company and its Consolidated Subsidiaries as is customarily maintained by corporations engaged in the same or similar business in the localities where the properties and operations are located, including but not limited to insurance in connection with the disposal, handling, storage, transportation or generation of hazardous materials; provided, however, that nothing shall prevent the Company or any of its Consolidated Subsidiaries from effecting workers' compensation or similar insurance in respect of operations in any state or other jurisdiction through an insurance fund operated by such state or jurisdiction or from maintaining a system or systems of self-insurance covering its properties or operations as provided above to the extent that such self-insurance is customarily effected by corporations engaged in the same or similar businesses similarly situated and is otherwise prudent in the circumstances.

    SECTION 6.07. Compliance with Laws. The Company will, and will cause each of its Consolidated Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, does not constitute a Material Adverse Effect.

    SECTION 6.08. Use of Proceeds and Acceptances. The proceeds of the Loans will be used for general corporate purposes of the Company and its Subsidiaries in the ordinary course of business, including, without limitation, the refinancing of existing Debt. The proceeds of Acceptances will be used to finance the trade transactions specified at the time of creation thereof. No part of the proceeds of any Loan or Acceptance will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, T, U and X of the Board as in effect from time to time.


ARTICLE VII

                Affirmative Covenants of Unguaranteed Borrowers

            Until either (i) the Commitments with respect to an Unguaranteed Borrower have expired or been terminated and the principal of and interest on each Loan made to such Unguaranteed Borrower and all fees payable hereunder by such Unguaranteed Borrower shall have been paid in full and all Acceptances created for the account of such Unguaranteed Borrower shall no longer be outstanding and all Acceptance Obligations with respect thereto shall have been reimbursed or (ii) such Unguaranteed Borrower shall have been designated as a Guaranteed Borrower pursuant to Section 13.02(c)(iii), such Unguaranteed Borrower covenants and agrees with the Lenders that:

    SECTION 7.01. Financial Statements and Other Information. Such Unguaranteed Borrower will furnish to each Lender:

            (a) as soon as available and in any event within 140 days after the end of each of its fiscal years, its audited financial statements for such fiscal year, in each case containing a consolidated balance sheet as at the close of such fiscal year, statements of consolidated income and retained earnings and a statement of consolidated cash flows for such year, setting forth in comparative form the corresponding figures of the preceding fiscal year and certified by Ernst & Young, LLP, or other independent public accountants selected by such Unguaranteed Borrower and satisfactory to the Lenders; provided, that, notwithstanding the foregoing unless the Required Lenders shall give written notice to AHN requiring audited financial statements, the annual financial statements of AHN delivered pursuant to this paragraph (a) may be unaudited and certified by a Financial Officer of AHN;

            (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each of its fiscal years, its financial statements with respect to such fiscal quarters, in each case containing a consolidated balance sheet as at the end of such quarter, a statement of consolidated income and a statement of consolidated cash flows for such period, prepared on a basis consistent with the corresponding period of the preceding fiscal year, except as disclosed in said financial statements or otherwise disclosed to the Lenders in writing, and certified by a Financial Officer of the Company, subject however, to year-end and audit adjustments;

            (c) within 140 days after the end of each fiscal year of such Unguaranteed Borrower, a certificate of the independent public accountants certifying the financial statements delivered pursuant to paragraph (a) above, as to whether, during the course of their examination of such Unguaranteed Borrower's financial statements, they obtained any knowledge of any Default, insofar as such Default involves accounting matters;

            (d) within 140 days after the end of each fiscal year of such Unguaranteed Borrower and within 60 days after the end of each of the first three quarters of each fiscal year of such Unguaranteed Borrower, a statement, signed by a Financial Officer of the Company, setting forth the computations of the Unguaranteed Borrower Capitalization Ratio of such Unguaranteed Borrower as of the end of each such fiscal year and each such quarter;

            (e) promptly after the sending or filing thereof, copies of all statements and regular or special reports and registration statements, if any, with respect to its securities which such Unguaranteed Borrower sends to its stockholders or files with a securities regulatory authority (or any successor Governmental Authority); and

            (f) from time to time such further information regarding the business, affairs and financial condition of such Unguaranteed Borrower and its Consolidated Subsidiaries as the Lenders shall reasonably request.

    SECTION 7.02. Notices of Material Events. Such Unguaranteed Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default with respect to it or any of its Consolidated Subsidiaries;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting such Unguaranteed Borrower or any Affiliate thereof that constitutes a Material Adverse Effect; and

            (c) any other development with respect to it that constitutes a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of such Unguaranteed Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

    SECTION 7.03. Existence; Conduct of Business. Such Unguaranteed Borrower will, and will cause each of its Consolidated Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises necessary to the conduct of its business, except, in the case of the legal existence of any such Consolidated Subsidiary (except to the extent it is also an Unguaranteed Borrower) or any such right, license, permit, privilege or franchise, where the failure to so preserve, renew and keep in full force and effect does not constitute a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.03.

    SECTION 7.04. Compliance with Contractual Obligations. Such Unguaranteed Borrower will, and will cause each of its Consolidated Subsidiaries to comply with all its Contractual Obligations except to the extent that failure to comply therewith does not, in the aggregate, constitute a Material Adverse Effect.

    SECTION 7.05. Records, etc. Such Unguaranteed Borrower shall keep accurate and complete records with respect to the goods financed by the Acceptances for its account and, upon request by the Lenders or any of their representatives, shall promptly furnish to the Lenders, or any of their representatives such records or copies thereof.

    SECTION 7.06. Insurance. Such Unguaranteed Borrower will, and will cause each of its Consolidated Subsidiaries to, maintain in full force and effect such policies of insurance in such amounts issued by insurers of recognized responsibility covering the properties and operations of such Unguaranteed Borrower and its Consolidated Subsidiaries as is customarily maintained by corporations engaged in the same or similar business in the localities where the properties and operations are located, including but not limited to insurance in connection with the disposal, handling, storage, transportation or generation of hazardous materials; provided, however, that nothing shall prevent such Unguaranteed Borrower or any of its Consolidated Subsidiaries from effecting workers' compensation or similar insurance in respect of operations in any state or other jurisdiction through an insurance fund operated by such state or jurisdiction or from maintaining a system or systems of self-insurance covering its properties or operations as provided above to the extent that such self-insurance is customarily effected by corporations engaged in the same or similar businesses similarly situated and is otherwise prudent in the circumstances.

    SECTION 7.07. Compliance with Laws. Such Unguaranteed Borrower will, and will cause each of its Consolidated Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.


ARTICLE VIII

                       Negative Covenants of the Company

            The Company covenants and agrees with the Lenders that until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder by the Company have been paid in full and all Acceptances have expired or terminated and all Acceptance Obligations with respect thereto shall have been reimbursed:

    SECTION 8.01. Financial Covenant. The Company shall not permit the Company Capitalization Ratio to exceed 60%.

    SECTION 8.02. Liens. The Company will not, and will not permit any of its Consolidated Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a) Permitted Encumbrances;

            (b) any Lien on any property or asset of the Company or any of its Consolidated Subsidiaries existing on the date hereof and set forth in
      Schedule 8.02; provided that (i) such Lien shall not apply to any other property or asset of the Company or any of its Consolidated Subsidiaries and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (c) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any of its Consolidated Subsidiaries or existing on any property or asset of any Person that becomes a Consolidated Subsidiary after the date hereof prior to the time such Person becomes a Consolidated Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Consolidated Subsidiary, (ii) such Lien shall not apply to any other property or assets of the Company or any of its Consolidated Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Consolidated Subsidiary, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (d) Liens securing or consisting of Debt of the Company and its Consolidated Subsidiaries incurred to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with such acquisition, (ii) such Liens securing such Debt do not at any time encumber any property other than the property financed by such Debt and (iii) the principal amount of Debt secured by any such Lien shall at no time exceed 100% of the original purchase price of such assets (in the case of a purchase) or fair value of such property at the time it was acquired (in all other cases);

            (e) Liens to secure Debt of the Company and its Consolidated Subsidiaries not otherwise permitted by this Section 8.02, to the extent that the aggregate Debt secured thereby does not exceed 15% of the Consolidated Net Tangible Assets of the Company and its Consolidated Subsidiaries; and

            (f) Liens on assets of any Consolidated Subsidiary of the Company (other than an Unguaranteed Borrower) securing indebtedness owed to the Company or any other Consolidated Subsidiary of the Company.

    SECTION 8.03. Fundamental Changes. (a) The Company will not consolidate with or merge into any other Person, or permit any Person to merge or consolidate into it, or make any sale or other disposition of all or substantially all of its assets to, or acquire substantially all of the assets of, any other Person, or liquidate or dissolve unless:

               (i) the survivor of any such merger or consolidation or the purchaser or acquiror of such assets shall be a corporation incorporated under the laws of one of the States of the United States and not more than 25% of the voting stock (assuming the conversion of all convertible securities and exercise of all options, rights or warrants) of such survivor or such purchaser shall be owned by such other Person or its owners and shareholders;

               (ii) such survivor or such purchaser (if not the Company) shall expressly assume the obligations of the Company under this Agreement pursuant to documentation in form and substance satisfactory to the Administrative Agent; and

              (iii) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Company shall have furnished the Administrative Agent with evidence of compliance with the provisions of this Section 8.03.

            (b) The Company will not, and will not permit any of its Consolidated Subsidiaries to, engage to any material extent in any business other than energy-related businesses.

    SECTION 8.04. Restrictive Agreements. The Company will not, and will not permit any of its Consolidated Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Unguaranteed Borrower to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company if at the time such agreement or other arrangement is entered into, it imposes restrictions which would prevent the payment by an Unguaranteed Borrower of such dividends or distributions to the Company at a time when such payments would be permitted by the Unguaranteed Borrower Capitalization Ratio of such Unguaranteed Borrower.


ARTICLE IX

                  Negative Covenants of Unguaranteed Borrowers

            Each Unguaranteed Borrower covenants and agrees with the Lenders that until either (i) the Commitments with respect to such Unguaranteed Borrower have expired or terminated and the principal of and interest on each Loan made to such Unguaranteed Borrower and all fees payable hereunder have been paid in full and all Acceptances created for the account of such Unguaranteed Borrower shall no longer be outstanding and all Acceptance Obligations with respect thereto shall have been reimbursed or (ii) such Unguaranteed Borrower shall have been designated as a Guaranteed Borrower pursuant to Section 13.02(c)(iii):

    SECTION 9.01. Financial Covenant. Such Unguaranteed Borrower shall not permit the Unguaranteed Borrower Capitalization Ratio with respect to it to exceed 75%.

    SECTION 9.02. Liens. Such Unguaranteed Borrower will not, and will not permit any of its Consolidated Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a) Permitted Encumbrances;

            (b) any Lien on any property or asset of such Unguaranteed Borrower or any of its Consolidated Subsidiaries existing on the date hereof and set forth in Schedule 9.02; provided that (i) such Lien shall not apply to any other property or asset of such Unguaranteed Borrower or any of its Consolidated Subsidiaries and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (c) any Lien existing on any property or asset prior to the acquisition thereof by such Unguaranteed Borrower or any of its Consolidated Subsidiaries or existing on any property or asset of any Person that becomes a Consolidated Subsidiary after the date hereof prior to the time such Person becomes a Consolidated Subsidiary; provided that
      (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Consolidated Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of such Unguaranteed Borrower or any of its Consolidated Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Consolidated Subsidiary, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (d) Liens securing or consisting of Debt of such Unguaranteed Borrower and its Consolidated Subsidiaries incurred to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with such acquisition, (ii) such Liens securing such Debt do not at any time encumber any property other than the property financed by such Debt and (iii) the principal amount of Debt secured by any such Lien shall at no time exceed 100% of the original purchase price of such assets (in the case of a purchase) or fair value of such property at the time it was acquired (in all other cases);

            (e) Liens to secure Debt of such Unguaranteed Borrower and its Consolidated Subsidiaries not otherwise permitted by this Section 9.02, to the extent that the aggregate Debt secured thereby does not exceed 20% of the Consolidated Net Tangible Assets of such Unguaranteed Borrower and its Consolidated Subsidiaries; and

            (f) Liens on assets of any Consolidated Subsidiary of an Unguaranteed Borrower (other than any such Subsidiary which is also an Unguaranteed Borrower) securing indebtedness owed to the Company or any other Consolidated Subsidiary of such Unguaranteed Borrower.

    SECTION 9.03. Fundamental Changes. (a) Such Unguaranteed Borrower will not consolidate with or merge into any other Person, or permit any Person to merge or consolidate into it, or make any sale or other disposition of all or substantially all of its assets to, or acquire substantially all of the assets of, any other Person, or liquidate or dissolve; provided, that such Unguaranteed Borrower may merge or consolidate with another Person if:

                 (i) such Unguaranteed Borrower shall be the survivor of any such merger or consolidation; and

                (ii) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and such Unguaranteed Borrower shall have furnished the Administrative Agent with evidence of compliance with the provisions of this Section 9.03.

            (b) Such Unguaranteed Borrower will not, and will not permit any of its Consolidated Subsidiaries to, engage to any material extent in any business other than energy-related businesses.


ARTICLE X

                                Events of Default

            If any of the following events ("Events of Default") shall occur:

            (a) any Borrower shall be in default in the payment when due of any principal of any Loan or any Acceptance Obligation on the maturity date thereof;

            (b) any Borrower shall be in default for five days in the payment when due of any interest on any Loan or any other amount (other than principal) due hereunder;

            (c) any representation or warranty made or deemed made by the Company in Article III or any Subsidiary Borrower in Article IV or in any certificate of any Borrower furnished to the Administrative Agent or any Lender hereunder shall prove to have been incorrect, when made or deemed made, in any material respect; provided, however, that no such representation or warranty contained in Section 3.04, 3.05, 4.04 or 4.05 shall be deemed to have been incorrect when made by such Borrower by reason of any facts or circumstances disclosed in any financial statements or reports furnished under Section 6.01 or 7.01 and received by the Lenders not later than 45 days prior to, or otherwise specifically disclosed in writing to the Lenders at least 15 days prior to, the date such representation and warranty is made or deemed to be made in connection with the making of this Agreement or in connection with the making of a Loan to such Borrower or the occasion of any Borrowing or the creation of any Acceptance for the account of such Borrower as contemplated in Sections 5.02 and 5.03;

            (d) the Company or any Unguaranteed Borrower shall be in default in the performance of the covenants contained in Sections 8.03 or 9.03 for five consecutive days after such default shall have become known to the Company or such Unguaranteed Borrower, or any Borrower shall be in default in the performance of any other covenant, condition or agreement contained in this Agreement or any Draft for 30 consecutive days after such default shall have become known to such Borrower;

            (e) any obligation of any Borrower in respect of any Material Indebtedness now or hereafter outstanding shall become due by its terms whether by acceleration or otherwise and shall not be paid, extended or refunded or any default or event of default shall occur in respect of any such obligation and shall continue for a period of time sufficient to cause or permit the acceleration of maturity thereof, or any Borrower shall fail to pay any Swap Payment Obligation of such Borrower in excess of $10,000,000 when due and payable (whether by acceleration or otherwise), unless such Borrower is contesting such Swap Payment Obligation in good faith by appropriate proceedings and has set aside appropriate reserves relating thereto in accordance with GAAP; provided that in the case of any guaranties, endorsements and other contingent obligations in respect of any such obligation for borrowed money of an entity other than such Borrower (all of the foregoing being herein called "Accommodation Guaranty Indebtedness"), a default with respect to any evidence of Accommodation Guaranty Indebtedness of such Borrower or under any agreement under which any such evidence of Accommodation Guaranty Indebtedness may be outstanding shall constitute an Event of Default hereunder only if there shall have been a default in the performance by such Borrower of its obligations with respect to such Accommodation Guaranty Indebtedness and such default shall continue for more than 30 days after a holder or beneficiary of such Accommodation Guaranty Indebtedness shall have demanded the performance of such obligation;

            (f) final judgment for the payment of money in excess of $10,000,000 shall be rendered against any Borrower and the same shall remain undischarged for a period of 60 days during which the judgment shall not be on appeal or execution thereof shall not be effectively stayed; or

            (g) any Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) be unable, or admit in writing its inability or failure, to pay its debts generally, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) commence any case, proceeding or other action under any existing or future law relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts or an arrangement with creditors or taking advantage of any insolvency law or proceeding for the relief of debtors, or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing;

            (h) any case, proceeding or other action shall be instituted in any court of competent jurisdiction, against any Borrower, seeking in respect of such Borrower adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or the like of such Borrower or of all or any substantial part of its assets, or other like relief in respect of such Borrower under any bankruptcy or insolvency law and such case, proceeding or other action results in an entry of an order for relief or any such adjudication or appointment or if such case, proceeding or other action is being contested by such Borrower in good faith, the same shall continue undismissed, or unstayed and in effect, for any period of 60 consecutive days;

            (i) at any time subsequent to December 31, 1996 and prior to the Maturity Date, Continuing Directors shall fail to constitute at least a majority of the Board of Directors of the Company; for the foregoing purpose, the term "Continuing Directors" means those persons who were directors of the Company on December 31, 1996 and any person whose election or nomination for election as a director of the Company at any time subsequent thereto was approved by at least a majority of the persons who were then Continuing Directors;

            (j) the Company shall fail to own, directly or indirectly, 100% of the issued and outstanding capital stock with the power to vote in the election of directors of each of the Unguaranteed Borrowers; or

            (k) the Company shall assert that the guarantee provided for in
      Article XI is not in full force and effect or such guarantee shall cease to actually be in full force and effect for a period of 15 days;

then, and in every such event (other than an event with respect to the Company described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent shall, at the request of the Required Lenders, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans and Acceptance Obligations then outstanding to be due and payable in whole (or in part, in which case any principal or face amount not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, the Acceptance Obligations and all fees and other obligations of any of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers; and in case of any event with respect to the Company described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, the Acceptance Obligations and all fees and other obligations of each of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers. Notwithstanding the foregoing, no Event of Default shall exist pursuant to clauses (c) and (d) of this Article X arising out of any breach of a representation or warranty or covenant by an Unguaranteed Borrower, or pursuant to clause (j) of this Article arising out of the failure of the Company to own, directly or indirectly, 100% of the capital stock of an Unguaranteed Borrower, if the Company shall have designated such Unguaranteed Borrower as a Guaranteed Borrower pursuant to Section 13.02(c)(iii) or shall have caused such Unguaranteed Borrower to cease to be a Borrower pursuant to Section 13.02(c)(ii).

            It is understood and agreed that no Event of Default will be deemed to have occurred by reason of (i) a breach of Section 8.01, 8.02(e), 8.04, 9.01 or 9.02(e) resulting solely from a change in GAAP after the Effective Date or
(ii) a breach of any of the provisions of this Agreement resulting solely from a change in the reporting requirements of the Securities and Exchange Commission.


ARTICLE XI

                                    Guarantee

    SECTION 11.01. Guarantee. In order to induce the Lenders and the Administrative Agent to execute and deliver this Agreement and to make the Loans hereunder, and in consideration thereof:

            (a) The Company hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Borrower Obligations. The Company further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent in enforcing, or obtaining advice of counsel in respect of, any of their rights under this Article XI. Without limiting the generality of the foregoing, the Company's liability shall extend to all amounts that constitute part of the Guaranteed Borrower Obligations and would be owed by the Guaranteed Borrowers but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Guaranteed Borrower. This Guarantee shall remain in full force and effect until the Guaranteed Borrower Obligations have been paid in full, notwithstanding that from time to time prior thereto any or all of the Guaranteed Borrowers may be free from any Guaranteed Borrower Obligations.

            (b) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent on account of its liability under this Article XI, it will notify the Administrative Agent in writing that such payment is made under this Article XI for such purpose. No payment or payments made by a Guaranteed Borrower or any other Person or received or collected by the Administrative Agent from a Guaranteed Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Guaranteed Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall remain obligated for the Guaranteed Borrower Obligations, notwithstanding any such payment or payments (other than payments either (i) made by or (ii) received or collected from, the Company in respect of the Guaranteed Borrower Obligations) until the date upon which the Guaranteed Borrower Obligations have been paid in full.

    SECTION 11.02. No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any of the Guaranteed Borrowers or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Guaranteed Borrower Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from any of the Guaranteed Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders hereunder shall have been paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all amounts owing to the Administrative Agent and the Lenders hereunder shall not have been paid in full and the Commitments shall not have been terminated, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be held as collateral security for and/or then applied against the Guaranteed Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

    SECTION 11.03. Amendments, etc. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Guaranteed Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Guaranteed Borrower Obligations continued, and the Guaranteed Borrower Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified or accelerated as provided herein or therein or compromised, waived, surrendered or released by the Administrative Agent or any Lender, and this Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated as provided herein or therein, in whole or in part, as the Lenders may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Guaranteed Borrower Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Company, the Administrative Agent or any Lender shall make a similar demand on the appropriate Guaranteed Borrower or Guaranteed Borrowers; provided that the failure to make any such demand against the Company or such Guaranteed Borrower or Guaranteed Borrowers shall not affect this Guarantee.

    SECTION 11.04. Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantees contained in this Article XI, or acceptance of the guarantee provisions of this Article XI, the Guaranteed Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the guarantees contained in this Article XI, and all dealings between the Company or any of the Guaranteed Borrowers, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Article XI. The Company waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guaranteed Borrowers with respect to the Guaranteed Borrower Obligations. To the extent permitted by law, the guarantees contained in this Article XI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement or any of the documents executed in connection therewith, any of the Guaranteed Borrower Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any of the Guaranteed Borrowers against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any of the Guaranteed Borrowers) other than payment in full of the Guaranteed Borrower Obligations which constitutes, or might be construed to constitute, an equitable or legal discharge of a Guaranteed Borrower for the Guaranteed Borrower Obligations, or of the Company under the guarantees contained in this Article XI, in bankruptcy or in any other instance. When the Administrative Agent or any Lender is pursuing its rights and remedies hereunder against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any of the Guaranteed Borrowers or any other Person or against any collateral security or guarantee for the Guaranteed Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any of the Guaranteed Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Guaranteed Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against the Company.

    SECTION 11.05. Reinstatement. Each of the guarantees contained in this
Article XI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Guaranteed Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Guaranteed Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

    SECTION 11.06. Payments. The Company hereby agrees that the Guaranteed Borrower Obligations will be paid to the Administrative Agent without set-off or counterclaim in the currency in which each of the Guaranteed Borrower Obligations is originally denominated at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or at such other office as the Administrative Agent shall designate in writing to the Company.


ARTICLE XII

                            The Administrative Agent

            Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

            The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any of its Subsidiaries thereof or other Affiliate thereof as if it were not the Administrative Agent hereunder.

            The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or all the Lenders to the extent required by Section 13.02 or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for any of the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint one of the Lenders a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and in consultation with the Company, appoint one of the Lenders as a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 13.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


ARTICLE XIII

                                 Miscellaneous

    SECTION 13.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Company, to Amerada Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention of Treasurer (Telecopy

      No. (212) 536-8617), if to AHL, AHN or Hess-Denmark, at its address for notices set forth beneath its name on the signature pages hereto and if to any other Borrower, at its address for notices specified in its Joinder Agreement;

            (b) if to the Administrative Agent, to The Chase Manhattan Bank, Agent Bank Services Group, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Sandra Miklave (Telecopy No. (212) 552-5658), with a copy to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 3rd Floor, New York 10081, Attention of Mary Jo Woodford (Telecopy No. (212) 552-1687); provided that notices and other communications with respect to Loans made to any London Subsidiary Borrower shall be made to the Administrative Agent at The Chase Manhattan Bank, 125 London Wall, London, United Kingdom, Attention of Stephen Clarke (Telecopy No. (44-171) 777-2360, with a copy to each of the other parties specified in this paragraph (b);

            (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

    SECTION 13.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any of the Borrowers therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the Borrowers and the Required Lenders or by each of the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees or any other amount payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release the Company from its obligations under Article XI without the written consent of each Lender, (vii) make any modification of clause (j) of Article X if such modification would permit the Company to own less than a majority of the voting stock of any Unguaranteed Borrower without the written consent of each Lender or (viii) any modification of clause (j) of
Article X if such modification would permit the Company to own less than 100% (but not less than a majority) of the voting stock of any Unguaranteed Borrower without the written consent of Lenders having Revolving Credit Exposures and unused Commitments representing at least 75% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

            (c) Schedule B and Schedule C may be amended, so long as no Default shall have occurred and be continuing, as follows:

            (i) Schedule C will be amended to add Subsidiaries of the Company as additional Subsidiary Borrowers and, in the case of an Unguaranteed Borrower, to specify the Designated Maximum with respect thereto upon (x) execution and delivery by the Company, such additional Subsidiary Borrowers and the Administrative Agent, of a Joinder Agreement, providing for such Subsidiaries to become Subsidiary Borrowers, (y) delivery to the Administrative Agent of (1) corporate resolutions, other corporate documents, certificates and legal opinions in respect of such additional Subsidiary Borrowers substantially equivalent to comparable documents delivered on the Effective Date in respect of the Subsidiary Borrowers party to this Agreement on the Effective Date, (2) in the case of an Unguaranteed Borrower, audited consolidated financial statements of such Unguaranteed Borrower for each of its two most recently completed fiscal years prior to the date it became a party to this Agreement and unaudited interim consolidated financial statements for each fiscal quarterly period ended subsequent to the date of the latest annual financial statements delivered pursuant hereto and prior to the date it became a party to this Agreement as to which financial statements are reasonably available and
      (3) such other documents with
      respect thereto as the Administrative Agent shall reasonably request and
      (z) in the case of an Unguaranteed Borrower, the written approval of all the Lenders, including the written approval of all the Lenders to the Designated Maximum with respect to such Unguaranteed Borrower.

            (ii) Schedule C will be amended to remove any Subsidiary of the Company as a Subsidiary Borrower for all purposes hereunder upon execution and delivery by the Company to the Administrative Agent of a written notification to such effect and (A) repayment in full of all Revolving Loans made to such Subsidiary Borrower and all other amounts owing by such Subsidiary Borrower under this Agreement (other than in respect of Competitive Loans and Acceptances) and (B) the Company assuming as the primary obligor all other obligations, if any, of such Subsidiary Borrower owing under this Agreement, including obligations in respect of Competitive Loans and Acceptances.

            (iii) Schedule C will be amended to (x) designate any Unguaranteed Borrower as a Guaranteed Borrower upon execution and delivery by the Company to the Administrative Agent of a written notification to such effect and a written acknowledgement that the obligations of such newly designated Guaranteed Borrower under this Agreement (whether then outstanding or thereafter incurred) are guaranteed by the Company pursuant to the terms of Article XI to the same extent as if such obligations were originally incurred as Guaranteed Borrower Obligations, (y) designate any Guaranteed Borrower as an Unguaranteed Borrower upon execution and delivery by the Company to the Administrative Agent of a written request to such effect and the written approval of all the Lenders, including the approval of all the Lenders to the Designated Maximum with respect to such Unguaranteed Borrower or (z) increase the Designated Maximum with respect to any Unguaranteed Borrower upon execution and delivery by such Unguaranteed Borrower of a written request to such effect and the written approval of all the Lenders thereof.

            (iv) Schedule C will be amended to provide for a Supplemental Guaranteed Amount in respect of any Unguaranteed Borrower upon delivery by the Company to the Administrative Agent of a written notification to such effect and a written acknowledgement that the principal amount of Loans made to, on face amount of Acceptances created for the account of, such Unguaranteed Borrower in excess of the Designated Maximum for such Unguaranteed Borrower (together, in each case, with interest thereon and all other amounts payable by such Unguaranteed Borrower hereunder with respect thereto) are guaranteed by the Company pursuant to the terms of
      Article XI to the same extent as if such obligations were originally incurred as Guaranteed Borrower Obligations.

            (v) Schedule B will be amended to add additional Designated Foreign Currencies upon execution and delivery by the Company and approval by all of the Lenders and the Administrative Agent of a written instrument providing for such amendment.

The Administrative Agent shall give prompt written notice of any such amendment to Schedule B or Schedule C.

            (d) If any Lender does not consent to the request by the Company that (i) one of its Subsidiaries be designated an Unguaranteed Borrower or (ii) the Designated Maximum with respect to an Unguaranteed Borrower be increased, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it or Acceptance Obligations owed to it) to an assignee provided by the Company that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such non-consenting Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans, accrued interest thereon, accrued fees and all other amounts (other than in respect of Competitive Loans and Acceptances) payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) the Company shall have assumed any obligations, if any, owing to such non-consenting Lender by any Unguaranteed Borrower in respect of outstanding Competitive Loans or Acceptances.

    SECTION 13.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers jointly and severally agree to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof.

            (b) The Borrowers jointly and severally agree to indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any

Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or from a breach of this Agreement by such Indemnitee.

            (c) To the extent that a Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

            (d) To the extent permitted by applicable law, none of the Borrowers shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

            (e) All amounts due under this Section shall be payable promptly after written demand therefor.

    SECTION 13.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Borrowers may assign or otherwise transfer any of its rights or obligations hereunder (except an assignment by a Subsidiary Borrower to the Company) without the prior written consent of each Lender (and any attempted assignment or transfer by any such Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Company (except, upon the occurrence and during the continuance of an Event of Default, the consent of the Company shall not be required) and the Administrative Agent must give their prior written consent to such assignment (which consent, in the case of the Administrative Agent, shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment and the amount of the Commitment which will be retained by the assigning Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall each not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans or Acceptances, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together (except in the case of an assignment by a Lender to one of its Affiliates or an assignment as a result of any of the events contemplated by Section 2.18 or
Section 13.02(d)) with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the Company otherwise required under this paragraph shall not be required if an Event of Default under clause (g) or (h) of Article X has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 13.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) The Administrative Agent, acting for this purpose as an agent of each of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of any of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 13.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

            (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participations sold to such Participant, unless the sale of the participations to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participations sold to such

Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

    SECTION 13.05. Survival. All covenants, agreements, representations and warranties made by any of the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 13.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

    SECTION 13.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in
Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

    SECTION 13.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

    SECTION 13.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any of and all the obligations of any of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

    SECTION 13.09. Governing Law; Jurisdiction; Consent to Service of Process; Process Agent; Waiver of Immunity. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

            (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each Borrower irrevocably consents to service of process in the manner provided for notices to the Company in Section 13.01 and each other party to this

Agreement irrevocably consents to service of process in the manner provided for notices to it in Section 13.01, and for such purpose each Subsidiary Borrower hereby irrevocably appoints the Company as its agent for service of process and the Company hereby accepts such appointment and irrevocably agrees to act as such agent and to promptly provide to each Subsidiary Borrower copies of any documents served upon it as agent for such Subsidiary Borrower. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            (e) To the extent that any Subsidiary Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Subsidiary Borrower hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

    SECTION 13.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

    SECTION 13.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

    SECTION 13.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than any of the Borrowers. For the purposes of this Section, "Information" means all information received from any of the Borrowers relating to such Borrower or its business, including the Confidential Information Memorandum dated April 1997 distributed to the Lenders prior to the Effective Date, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Borrower; provided that, in the case of information received from such Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

    SECTION 13.13. Judgment. The obligations of each Borrower hereunder due to any party hereto in dollars shall, notwithstanding any judgment in a currency (the "judgment currency") other than dollars, be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the judgment currency such party may in accordance with normal banking procedures purchase dollars with the judgment currency; if the amount of dollars so purchased is less than the sum originally due to such party in dollars, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of dollars so purchased exceeds the sum originally due to any party to this Agreement, such party agrees to remit to such Borrower such excess.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    AMERADA HESS CORPORATION


                                    By       /s/John Y. Schreyer
                                      ----------------------------------------
                                      Name:  John Y. Schreyer
                                      Title: Executive Vice President



                                    By      /s/G. A. Jamin
                                      ----------------------------------------
                                      Name:  G. A. Jamin
                                      Title: Treasurer


                                    AMERADA HESS LIMITED


                                    By      /s/W. S. H. Laidlaw
                                      ----------------------------------------
                                      Name:  W. S. H. Laidlaw
                                      Title: Director


                                    AMERADA HESS NORGE A/S


                                    By      /s/John Y. Schreyer
                                      ----------------------------------------
                                      Name:  John Y. Schreyer
                                      Title: Director


                                    AMERADA HESS A/S


                                    By      /s/W. S. H. Laidlaw
                                      ----------------------------------------
                                      Name:  W. S. H. Laidlaw
                                      Title: Director

                                    THE CHASE MANHATTAN BANK, as a
                                    Lender and as Administrative Agent


                                    By      /s/Mary Jo Woodford
                                      ----------------------------------------
                                      Name:  Mary Jo Woodford
                                      Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK


                                    By      /s/Oliver Wesson
                                      ----------------------------------------
                                      Name:  Oliver Wesson
                                      Title: Vice President


                                    CITIBANK, N.A.


                                    By      /s/Rufus Beldam
                                      ----------------------------------------
                                      Name:  Rufus Beldam
                                      Title: Managing Director
                                            (Attorney in Fact)


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By      /s/Ronald E. McKay
                                      ----------------------------------------
                                      Name:  Ronald E. McKay
                                      Title: Vice President

                                    BARCLAYS BANK PLC


                                    By      /s/Andy Verdin
                                      ----------------------------------------
                                      Name:  Andy Verdin
                                      Title: Relationship Director


                                    ABN AMRO BANK N.V.
                                    NEW YORK BRANCH


                                    By      /s/Nancy W. Lanzoni
                                      ----------------------------------------
                                      Name:  Nancy W. Lanzoni
                                      Title: Group Vice President


                                    By      /s/Thomas T. Rogers
                                      ----------------------------------------
                                      Name:  Thomas T. Rogers
                                      Title: Assistant Vice President


                                    THE BANK OF NEW YORK


                                    By      /s/Raymond J. Palmer
                                      ----------------------------------------
                                      Name:  Raymond J. Palmer
                                      Title: Vice President



                                    THE BANK OF NOVA SCOTIA, NEW YORK
                                    AGENCY


                                    By      /s/J. Alan Edwards
                                      ----------------------------------------
                                      Name:  J. Alan Edwards
                                      Title: Authorized Signatory

                                    THE BANK OF NOVA SCOTIA, LONDON
                                    BRANCH


                                    By      /s/Russel C. Hamer
                                      ----------------------------------------
                                      Name:  Russel C. Hamer
                                      Title: Senior Manager


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By      /s/Paula Mueller
                                      ----------------------------------------
                                      Name:  Paula Mueller
                                      Title: Vice President


                                    CIBC INC.


                                    By      /s/Aleksandra K. Dymanus
                                      ----------------------------------------
                                      Name:  Aleksandra K. Dymanus
                                      Title: Authorized Signatory


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED


                                    By      /s/Robert W. Ramage, Jr.
                                      ----------------------------------------
                                      Name:  Robert W. Ramage, Jr.
                                      Title: Senior Vice President


                                    NATIONSBANK, N.A.


                                    By      /s/William D. Clift
                                      ----------------------------------------
                                      Name:  William D. Clift
                                      Title: Senior Vice President

                                    ROYAL BANK OF CANADA


                                    By      /s/J. D. Frost
                                      ----------------------------------------
                                      Name: J. D. Frost
                                      Title: Senior Manager


                                    UNION BANK OF SWITZERLAND, HOUSTON
                                    AGENCY


                                    By      /s/Cynthia A. P. Deere
                                      ----------------------------------------
                                      Name:  Cynthia A. P. Deere
                                      Title: Vice President


                                    By      /s/J. Finley Biggerstaff
                                      ----------------------------------------
                                      Name:  J. Finley Biggerstaff
                                      Title: Assistant Vice President


                                    CHRISTIANIA BANK OG KREDITKASSE ASA


                                    By      /s/Knut Ovreas
                                      ----------------------------------------
                                      Name:  Knut Ovreas
                                      Title: Senior Manager


                                    By      /s/Carolla Moise
                                      ----------------------------------------
                                      Name:  Carolla Moise
                                      Title: Senior Manager


                                    DEN NORSKE BANK ASA


                                    By      /s/Erik Borgen
                                      ----------------------------------------
                                      Name:  Erik Borgen
                                      Title: Executive Vice President

                                    UNIBANK OF DENMARK A/S
                                    (UNIBANK A/S), SINGAPORE BRANCH

                                    By      /s/Henrik Sorstrom
                                      ----------------------------------------
                                      Name:  Henrik Sorstrom
                                      Title: Vice President


                                    By      /s/Uffe Jensen Hou
                                      ----------------------------------------
                                      Name:  Uffe Jensen Hou
                                      Title: Vice President


                                    THE FUJI BANK, LIMITED


                                    By      /s/R. W. Allen
                                      ----------------------------------------
                                      Name:  R. W. Allen
                                      Title: Senior Manager - London Branch


                                    By      /s/Toshiaki Yakura
                                      ----------------------------------------
                                      Name:  Toshiaki Yakura
                                      Title: Senior Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By      /s/William V. Clifford
                                      ----------------------------------------
                                      Name:  William V. Clifford
                                      Title: Vice President


                                    DEN DANSKE BANK AKTIESELSKAB


                                    By      /s/Mogens Sondergaard
                                      ----------------------------------------
                                      Name:  Mogens Sondergaard
                                      Title: Vice President


                                    By      /s/John A. O'Neill
                                      ----------------------------------------
                                      Name:  John A. O'Neill
                                      Title: Vice President

                                    MIDLAND BANK PLC


                                    By      /s/M. Holcomb
                                      ----------------------------------------
                                      Name:  M.Holcomb
                                      Title:


                                    NATIONAL WESTMINSTER BANK PLC

                                    NEW YORK BRANCH

                                    By      /s/Paul K. Carter
                                      ----------------------------------------
                                      Name:  Paul K. Carter
                                      Title: Manager & Vice President

                                    NASSAU BRANCH

                                    By      /s/Paul K. Carter
                                      ----------------------------------------
                                      Name:  Paul K. Carter
                                      Title: Manager & Vice President


                                    FLEET NATIONAL BANK


                                    By      /s/Robert C. Rubiro
                                      ----------------------------------------
                                      Name:  Robert C. Rubino
                                      Title: Vice President
                                    THE ROYAL BANK OF SCOTLAND PLC


                                    By      /s/A. P. Jenni
                                      ----------------------------------------
                                      Name:  A. P. Jenni
                                      Title: Senior Relationship Manager

                                                                              92
                                    DRESDNER BANK AG, NEW YORK BRANCH


                                    By      /s/Michael E. Terry
                                      ----------------------------------------
                                      Name:  Michael E. Terry
                                      Title: Assistant Vice President


                                    By      /s/Lawrence E. Jones
                                      ----------------------------------------
                                      Name:  Lawrence E. Jones
                                      Title: Vice President

                                   SCHEDULE A


1. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and ABN AMRO Bank, N.V., New York Branch.

2. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Bank of America Illinois.

3. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The Bank of New York

4. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The Bank of Nova Scotia.

5. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Barclays Bank PLC.

6. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The Chase Manhattan Bank, N.A. (To be terminated effective not later than June 30, 1997).

7. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Chemical Bank. (To be terminated effective not later than June 30, 1997).

8. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and CIBC Inc.

9. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Citibank, N.A.

10. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Commerzbank A.G., Grand Cayman Branch.

11. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Credit Suisse.

12. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and First Fidelity Bank, N.A.

13. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The First National Bank of Chicago.

14. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The Industrial Bank of Japan, Limited.

15. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and The Mitsubishi Bank, Limited.

16. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Morgan Guaranty Trust Company of New York.

17. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and National Westminster Bank PLC.

18. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and NationsBank of Texas, N.A.

19. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Royal Bank of Canada.

20. Revolving Credit Agreement dated as of November 15, 1994 among Amerada Hess Corporation, the other Obligors thereunder and Union Bank of Switzerland.

21. Agreement dated 4th November, 1994 among Amerada Hess Limited, Chase Investment Bank Limited and Citibank International PLI as co-arrangers, Citibank Internal PLC, as agent, and the financial institutions listed therein (to be terminated effective not later than December 31, 1997).

                                                                      SCHEDULE B


                          DESIGNATED FOREIGN CURRENCIES

Pounds Sterling
Deutsche Marks

                                                                      SCHEDULE C


                              SUBSIDIARY BORROWERS

Amerada Hess Limited
Amerada Hess Norge A/S
Amerada Hess A/S

                                                                      SCHEDULE D


                           CALCULATION OF THE MLA COST

The MLA Cost is calculated in accordance with the following formula:

BY + L(Y-X) + S(Y-Z)% per annum = MLA Cost
---------------------
    100-(B+S)

where on the day of application of the formula:

B is the percentage of the Administrative Agent's eligible liabilities which the Bank of England requires the Administrative Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements.;

Y is the rate at which Pounds Sterling deposits are offered by the Administrative Agent to leading banks in the London interbank market at or about 11:00 a.m. on that day for the relevant period;

L is the percentage of eligible liabilities which the Bank of England requires the Administrative Agent to maintain as secured money with members of the London Discount Market Association and/or as secured call money with certain money brokers and gilt-edged primary market makers;

X is the rate at which secured Pounds Sterling deposits in the relevant amount may be placed by the Administrative Agent with members of the London Discount Market Association and/or as secured call money with certain money brokers and gilt-edged primary market makers at or about 11:00 a.m. on that day for the relevant period;

S is the percentage of the Administrative Agent's eligible liabilities which the Bank of England requires the Administrative Agent to place as a special deposit; and

Z is the interest rate per annum allowed by the Bank of England on special deposits.

For the purposes of this Schedule D:

(i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England;

(ii)     "RELEVANT PERIOD" in relation to a Borrowing, means:

(A)      if its Interest Period is three months or less, its Interest Period; or

(B) if its Interest Period is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages (e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15);

(i) The formula is applied on the first day of each relevant period comprised in the Interest Period of the relevant Borrowing.

(ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to the nearest 1/32nd of 1%.

If the Administrative Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Administrative Agent (after consultation with the Lenders) shall notify the Company and AHL of the manner in which the MLA Cost will subsequently be calculated. The manner of calculation so notified by the Administrative Agent shall, in the absence of manifest error, be binding on all the parties hereto.

                                                                   SCHEDULE 2.01


                                   COMMITMENTS

Lender                                                              Commitment
------                                                              ----------
The Chase Manhattan Bank                                          $  125,000,000
Citibank, N.A                                                        115,000,000
Morgan Guaranty Trust Company of New York                            115,000,000
Bank of America National Trust and Savings
                           Association                               115,000,000
Barclays Bank PLC                                                    110,000,000
ABN AMRO Bank N.V., New York Branch                                   90,000,000
The Bank of New York                                                  90,000,000
The Bank of Nova Scotia                                               90,000,000
Bank of Tokyo-Mitsubishi Trust Company                                90,000,000
CIBC Inc.                                                             90,000,000
The Industrial Bank of Japan, Limited                                 90,000,000
NationsBank, N.A                                                      90,000,000
Royal Bank of Canada                                                  90,000,000
Union Bank of Switzerland, Houston Agency                             90,000,000
Christiania Bank Og Kreditkasse Asa                                   75,000,000
Den Norske Bank Asa                                                   75,000,000
UniBank of Denmark A/S (Unibank A/S), Singapore Branch                75,000,000
Fuji Bank, Limited                                                    75,000,000
The First National Bank of Chicago                                    55,000,000
Den Danske Bank Aktieselskab, Cayman Islands Branch                   55,000,000
Midland Bank PLC                                                      40,000,000
National Westminster Bank PLC                                         40,000,000
Fleet National Bank                                                   40,000,000
The Royal Bank of Scotland PLC                                        40,000,000
Dresdner Bank AG, New York Branch                                     40,000,000
                                                                  --------------

                           Total                                  $2,000,000,000

                                                                   SCHEDULE 2.05


                       INFORMATION CONCERNING TRANSACTIONS
                             FINANCED BY ACCEPTANCES




Cargo:
Approximate Quantity:                                         Barrels
Country of Origin:
Destination of Cargo:
Loaded Date:
Vessel:
Approximate Value of Cargo:

Schedule 8.02 - Existing Liens


         The Company's subsidiary (Amerada Hess Limited) has a Capitalized Lease Obligation of $75,000,000 (U.S. Dollar Equivalent of a Sterling obligation) currently outstanding.

Schedule 9.02 - Existing Liens of Unguaranteed Borrowers

         Amerada Hess Limited has a Capitalized Lease Obligation of $75,000,000 (U.S. Dollar Equivalent of a Sterling obligation) currently outstanding.

                                                                       EXHIBIT A


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


      Reference is made to the Credit Agreement, dated as of May __, 1997, among Amerada Hess Corporation (the "Company"), Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers parties thereto, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      The Assignor identified on Schedule 1 hereto (the "Assignor") and the Assignee identified on Schedule 1 hereto (the "Assignee") agree as follows:

      1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest set forth on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount and/or commitment amount for each Assigned Facility as set forth on
Schedule 1 hereto.

      2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their respective Subsidiaries, any other obligor or the performance or observance by the Borrowers, any of their respective Subsidiaries, any other obligor of any of their respective obligations under the Credit Agreement or any document executed in connection therewith or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange any attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange any attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

      3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Sections 6.01 and 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16 of the Credit Agreement.

      4. The effective date of this Assignment and Acceptance shall be the date set forth on Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by them and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

      5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

      6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other documents executed in connection therewith and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

        Credit             Principal/Commitment        Commitment Percentage
   Facility Assigned          Amount Assigned                Assigned(1)
   -----------------       --------------------        ---------------------

                                 $                              .     %
                                  ------                      -- -----


[NAME OF ASSIGNEE]                  [NAME OF ASSIGNOR]


By:                                 By:
   ---------------------------         ---------------------------
   Title:                              Title:


Accepted:                           Consented To:

THE CHASE MANHATTAN BANK,           AMERADA HESS CORPORATION(2)
as Administrative Agent


By:                                 By:
   ---------------------------         ---------------------------
   Title:                              Title:


----------
(1) CALCULATE THE COMMITMENT PERCENTAGE THAT IS ASSIGNED TO AT LEAST 15 DECIMAL PLACES AND SHOW AS A PERCENTAGE OF THE AGGREGATE COMMITMENTS OF ALL LENDERS.

(2) THE COMPANY'S CONSENT IS REQUIRED IN THE EVENT THAT THE ASSIGNEE IS NOT A LENDER OR AN AFFILIATE OF A LENDER PRIOR TO EFFECTIVENESS HEREOF.

                                                                       EXHIBIT B


                                  FORM OF DRAFT


                               BANKERS' ACCEPTANCE             No.______________

To____________________________   Due__________________     ________________ 19__
                          Bank
______________________________    __________ days after the date (without grace)
                       Address

                                   For value received pay to the order of the
          ACCEPTED                 undersigned drawer the

______________________________     sum of $_____________________________________
         Payable at
______________________________     _________________DOLLARS

______________________________

FOR___________________________     Value Received, and Charge to the Account of:

______________________________
          Authorized Signature           Per:___________________________________
______________________________
          Authorized Signature           Per:___________________________________

                                                                Form 8411 (7-88)

________________________________________________________________________________

Per:____________________________________________________________________________

Per:_____________

                                                                     EXHIBIT C-1


                FORM OF OPINION OF GENERAL COUNSEL TO THE COMPANY




The Chase Manhattan Bank, as        [Effective Date]
Administrative Agent
270 Park Avenue
New York, New York  10017

The Lenders named in Schedule I to the
   Credit Agreement referred to below

Ladies and Gentlemen:

      I am the general counsel to Amerada Hess Corporation, a Delaware corporation (the "Company"), and have acted in connection with the preparation, execution and delivery of the Credit Agreement, dated as of May __, 1997 (the "Credit Agreement"), among Amerada Hess Corporation (the "Company"), Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers parties thereto, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

      The opinions expressed below are furnished to you pursuant to Section 5.01(b)(i) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      In arriving at the opinions expressed below, I have examined the following documents:

      (a) the Credit Agreement and the Notes signed by the Company (the Credit Agreement and such Notes being hereinafter referred to collectively as the "Transaction Documents"); and

      (b) such corporate documents and records of the Company and such other instruments and certificates of public officials, officers and representatives of the Company and other Persons as I have deemed necessary or appropriate for the purposes of this opinion.

      In arriving at the opinions expressed below, I have made such investigations of law as I have deemed appropriate as a basis for such opinions.

      In rendering the opinions expressed below, I have (a) relied as to certain matters of fact on certificates of the officers of the Company and (b) assumed, with your permission, without independent investigation or inquiry, (i) the authenticity of all documents submitted as originals,

(ii) the genuineness of all signatures on all documents that I have examined (other than those of the Company and officers of the Company) and (c) the conformity to authentic originals of documents submitted as certified, conformed or photostatic copies.

      When the opinions expressed below are stated "to the best of my knowledge," I have made reasonable and diligent investigation of the subject matters of such opinions and have no reason to believe that there exist any facts or other information that would render such opinions incomplete or incorrect.

      Based upon and subject to the foregoing, I am of the opinion that:

      1. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

      2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business in which it is currently engaged and is duly qualified to transact business as a foreign corporation or other legal entity and is in good standing or appropriately qualified in each jurisdiction where its ownership, leasing, or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to have such power and authority and the failure to be so qualified and in good standing does not, in the aggregate, constitute a Material Adverse Effect.

      3. The Company has the corporate power and authority to make, deliver and perform its obligations under each Transaction Document and to borrow under the Credit Agreement. The Company has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Credit Agreement and the other Transaction Documents, and to authorize the execution, delivery and performance of the Credit Agreement and each other Transaction Document. No consent or authorization of, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with (i) the borrowings by the Company under the Credit Agreement or
(ii) the execution, delivery and performance by the Company, or the validity or enforceability against the Company, of each Transaction Document.

      4. Each Transaction Document has been duly executed and delivered on behalf of the Company. Each Transaction Document constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with its terms.

      5. The execution and delivery of each Transaction Document by the Company, the performance by the Company of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Company with any of the provisions thereof, the borrowings by the Company under the Credit Agreement and the use of proceeds thereof, all as provided therein, (a) will not violate (i) any requirement of law or any regulation or order of any Governmental Authority applicable to the Company or (ii) any Contractual Obligation of the Company or any of its Subsidiaries, and (b) will not result in, or require, the creation or imposition of any Lien on any of its or their respective assets or properties pursuant to any such requirement of law (or regulation or order) or Contractual Obligation.

      6. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of my knowledge, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Agreement or any of the other Transaction Documents or (b) which would constitute a Material Adverse Effect.

      7. To the best of my knowledge, neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligations in any respect which would constitute a Material Adverse Effect.

      8. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

      The opinions set forth in the second sentence of paragraph 4 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality and reasonableness and an implied covenant of good faith and fair dealing.

      I am a member of the bar of the State of New York and the opinions expressed herein are based upon and are limited to the laws of such state, the General Corporate Law of the State of Delaware and the Federal laws of the United States of America.

      This opinion has been rendered solely for your benefit and for the benefit of your permitted assignees pursuant to Section 13.04 of the Credit Agreement in connection with the Credit Agreement and the other Transaction Documents and the transactions contemplated thereby and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without my prior written consent; provided, however, that this opinion may be delivered to your regulators, accountants, attorneys and other professional advisers and may be used in connection with any legal or regulatory proceeding relating to the subject matter of this opinion.

                                    Very truly yours,

                                    [Name of General Counsel]

                                                                     EXHIBIT C-2


                            MATTERS TO BE COVERED BY
                            OPINIONS RELATING TO THE
                              SUBSIDIARY BORROWERS


      1. The Subsidiary Borrower is duly organized, validly existing and in good standing under the laws of __________________ [specify the jurisdiction of its organization] (the "Jurisdiction").

      2. The Subsidiary Borrower has the power and authority, and the legal right, to make, deliver and perform its obligations under the Credit Agreement(3) and the Notes to which it is a signatory (the Credit Agreement and such Notes, collectively, the "Transaction Documents") and to borrow thereunder. The Subsidiary Borrower has taken all necessary corporate action to authorize the performance of its obligations as a "Subsidiary Borrower" under the Transaction Documents and to authorize the execution, delivery and performance of the Transaction Documents.

      3. Except for consents, authorizations, approvals, notices and filings described on an attached schedule, all of which have been obtained, made or waived and are in full force and effect, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority is required in connection with the borrowings by the Subsidiary Borrower under the Transaction Documents or with the execution, delivery, performance, validity or enforceability of the Transaction Documents.

      4. Each of the Transaction Documents has been duly executed and delivered on behalf of the Subsidiary Borrower.

      5. The execution and delivery of the Transaction Documents by the Subsidiary Borrower, the performance of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Subsidiary Borrower with any of the provisions thereof, the borrowings under the Transaction Documents and the use of proceeds thereof, all as provided therein,
(a) will not violate, or constitute a default under, any requirement of law or any regulation or order of any Governmental Authority or any Contractual Obligation applicable to the Subsidiary Borrower and (b) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such requirement of law (or regulation or order) or Contractual Obligation.

      6. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Subsidiary Borrower or

----------
(1). When the subsidiary borrower becomes a party to the credit agreement by virtue of a joinder agreement, references herein to the credit agreement should include such joinder agreement.

against any of its properties or revenues (a) with respect to the Transaction Documents, or (b) which would constitute a Material Adverse Effect.

      7. To the best of our knowledge, the Subsidiary Borrower is not in default under or with respect to any Contractual Obligation in any respect which would constitute a Material Adverse Effect.

      8. There are no taxes imposed by the Jurisdiction (a) on or by virtue of the execution, delivery, enforcement or performance of any of the Transaction Documents or (b) on any payment to be made by the Subsidiary Borrower pursuant to any of the Transaction Documents, other than any Indemnified Taxes or Other Taxes payable by the Subsidiary Borrower as provided in Section 2.16 of the Credit Agreement.

      9. To ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents, it is not necessary that any of the Transaction Documents or any other document be filed, registered or recorded with, or executed or notarized before, any court of other authority of the Jurisdiction or that any registration charge or stamp or similar tax be paid on or in respect of any of the Transaction Documents.

      10. Each of the Transaction Documents is in proper legal form under the laws of the Jurisdiction for the enforcement thereof against the Subsidiary Borrower under the laws of the Jurisdiction.

      11. In any action or proceeding arising out of or relating to any of the Transaction Documents in any court in the Jurisdiction, such court would recognize and give effect to the choice of law provisions in the Transaction Documents wherein the parties thereto agree that the Transaction Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      12. It is not necessary under the laws of the Jurisdiction (a) in order to enable the Administrative Agent and the Lenders or any of them to enforce their respective rights under the Transaction Documents or (b) by reason of the execution of the Transaction Documents or the performance of the Transaction Documents that any of them should be licensed, qualified or entitled to carry on business in the Jurisdiction.

      13. Neither the Administrative Agent nor any of the Lenders will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Jurisdiction merely by reason of the execution of the Transaction Documents or the performance or enforcement of any thereof. The performance by the Administrative Agent and the Lenders or any of them of any action required or permitted under the Transaction Documents will not violate any law or regulation, or be contrary to the public policy, of the Jurisdiction.

      14. If any judgment of a competent court outside the Jurisdiction were rendered against the Subsidiary Borrower in connection with any action arising out of or relating to any of the Transaction Documents, such judgment would be recognized and could be sued upon in the courts of the Jurisdiction, and such courts would grant a judgment which would be enforceable against the Subsidiary Borrower in the Jurisdiction without any retrial unless it is shown that (a) the foreign court did not have jurisdiction in accordance with its jurisdictional rules, (b) the party against whom the judgment of such foreign court was obtained had no notice of the proceedings or
(iii) the judgment of such foreign court was obtained through collusion or fraud or was based upon clear mistake of fact or law.

                                                                       EXHIBIT D


                            FORM OF JOINDER AGREEMENT


            JOINDER AGREEMENT, dated as of ________________, 199__, made by ________________, a _____________ [corporation] (the "Subsidiary Borrower")
pursuant to the Credit Agreement, dated as of [ ] __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Amerada Hess Corporation (the "Company"), Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto (the "Subsidiary Borrowers"; collectively with the Company, the "Borrowers"), the financial institutions from time to time parties thereto (each, a "Lender") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            For good and valid consideration, the sufficiency of which hereby is acknowledged, the Subsidiary Borrower hereby agrees as follows:

(a) It shall be [a Guaranteed Borrower/an Unguaranteed Borrower](1) for all purposes under the Credit Agreement and the documents executed in connection therewith, and, as such, shall be deemed to be a Subsidiary Borrower for such purposes;

[(b) The Designated Maximum with respect to the Subsidiary Borrower is $____________.]

([b/c]) It shall (i) be bound by all covenants, agreements, acknowledgements and other terms and provisions applicable to it, as [a Guaranteed Borrower/an Unguaranteed Borrower] and a Subsidiary Borrower pursuant to the Credit Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as [a Guaranteed Borrower/an Unguaranteed Borrower] and a Subsidiary Borrower) were a direct party thereto and
            (ii) perform all obligations required of it pursuant to the Credit Agreement and such other documents.

            The Subsidiary Borrower hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).


----------
(1) The consent of all the Lenders is required for the addition of an Unguaranteed Borrower, including the consent to the Designated Maximum with respect thereto.

            The Subsidiary Borrower hereby represents and warrants that (a) all representations and warranties contained in the Credit Agreement and such other documents which are applicable to it (after giving effect to this Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

      [The Company hereby agrees that its guarantees contained in Section 11 of the Credit Agreement shall remain in full force and effect after giving effect to this Joinder Agreement.]

      This Joinder Agreement shall become effective upon the satisfaction of each of the conditions specified in subsection 13.02(c)(i) of the Credit Agreement and the delivery of the documents specified therein.

      The address and jurisdiction of incorporation of the Subsidiary Borrower is set forth in Annex I to this Joinder Agreement.

      THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered in [New York, New York, United States of America] by its proper and duly authorized officer as of the date first written above.


                                    [NAME OF SUBSIDIARY Borrower]


                                    By:________________________________
                                       Title:

                                    AMERADA HESS CORPORATION


                                    By:________________________________
                                       Title:

ACKNOWLEDGED AND AGREED TO;

THE CHASE MANHATTAN BANK, as Administrative Agent


By:________________________________
   Title:

                                                                         Annex I


               Administrative Information for Subsidiary Borrower

                                                                       EXHIBIT E



                     FORM OF COMMITMENT INCREASE SUPPLEMENT



            SUPPLEMENT, dated _________________, to the Credit Agreement dated as of ________ __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Amerada Hess Corporation (the "Company"), Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto, the banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


             WHEREAS, pursuant to the provisions of Section [2.08(g)/2.20(c)] of the Credit Agreement, the undersigned may increase the amount of its Commitment in accordance with the terms thereof by executing and delivering to the Company and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;

            NOW THEREFORE, the undersigned hereby agrees as follows:

            1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Company and the Administrative Agent it shall have its Commitment increased by $______________, thereby making the amount of its Commitment $______________.


            2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.



                                    [INSERT NAME OF LENDER]


                                    By________________________________
                                      Title:



Accepted this _____ day of
______________, ____.


AMERADA HESS CORPORATION


By____________________________
  Title:


Accepted this ____ day of
______________, ____.


THE CHASE MANHATTAN BANK, as Administrative Agent


By____________________________
  Title:

                                                                       EXHIBIT F


                          FORM OF NEW LENDER SUPPLEMENT

            SUPPLEMENT, dated _________________, to the Credit Agreement dated as of ________ __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Amerada Hess Corporation (the "Company"), Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto, the banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

             WHEREAS, the Credit Agreement provides in Section [2.08(f)/2.20(b)] thereof that any bank, financial institution or other entity, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the Company and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

            NOW, THEREFORE, the undersigned hereby agrees as follows:

            1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Company and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a Lender party thereto, with a Commitment of $__________________.

            2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Sections 3.04 and 4.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement;
      (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative

      Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16 of the Credit Agreement.

            3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

            4. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    [INSERT NAME OF LENDER]


                                    By________________________________
                                      Title:

Accepted this _____ day of
______________, ____.

AMERADA HESS CORPORATION


By____________________________
  Title:

Accepted this ____ day of
______________, ____.


THE CHASE MANHATTAN BANK, as Administrative Agent

By____________________________
  Title:

                                                                       EXHIBIT G


                           [NAME OF ACCEPTANCE LENDER]

                                POWER OF ATTORNEY

      The undersigned hereby appoints [NAME OF ACCEPTANCE LENDER] (hereinafter called the "Acceptance Lender"), acting by any authorized signatory of the Acceptance Lender, the attorney of the undersigned:

    (a) to sign for and on behalf and in the name of the undersigned as drawer, Drafts (as defined in the Credit Agreement referred to below) drawn on the Acceptance Lender payable to the order of the undersigned or payable to the order of the Acceptance Lender;

    (b) to fill in the amount, date and maturity date of such Drafts; and

    (c) to discount and/or deliver such Drafts which have been accepted by the Acceptance Lender,

provided that such acts in each case are to be undertaken by the Acceptance Lender strictly in accordance with instructions given to the Acceptance Lender by the undersigned as provided in this power of attorney.

      Instructions from the undersigned to the Acceptance Lender relating to the execution, completion, endorsement, discount and/or delivery by the Acceptance Lender on behalf of the undersigned of Drafts which the undersigned wishes to submit to the Acceptance Lender for acceptance by the Acceptance Lender shall be communicated by the undersigned in writing to the Administrative Agent pursuant to Acceptance Bid Requests (as those terms are defined in the Credit Agreement, dated as of May __, 1997, among Amerada Hess Corporation, Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers parties thereto, the several banks and other financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent, to which the undersigned and the Acceptance Lender are parties (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")) and shall specify the following information:

    (a) reference to this power of attorney;

    (b) a dollar amount, which shall be the aggregate face amount of the Drafts to be drawn in a particular transaction;

    (c) a specified period of time (not less than 30 days or in excess of 180 days) which shall be the number of days after the date of such Drafts that such Drafts are to be payable, and the dates of issuance and maturity of such Drafts; and

    (d) discount/payment instructions specifying the account number of the undersigned and the financial institution at which the proceeds of the discount of such Drafts are to be credited;

all as set out in the Acceptance Bid Request (as that term is defined in the Credit Agreement).

      The communication in writing by the undersigned, or on behalf of the undersigned by the Administrative Agent, to the Acceptance Lender of the instructions set out in the Acceptance Bid Request referred to above shall constitute (a) the authorization and instruction of the undersigned to the Acceptance Lender to complete and/or endorse Drafts in accordance with such information as set out above and (b) the request of the undersigned to the Acceptance Lender to accept such Drafts and discount the same. The undersigned acknowledges that the Acceptance Lender shall not be obligated to accept any such Drafts except in accordance with the provisions of the Credit Agreement.

      The Acceptance Lender shall be and it is hereby authorized to act on behalf of the undersigned upon and in compliance with instructions communicated to the Acceptance Lender as provided herein if the Acceptance Lender reasonably believes them to be genuine. If the Acceptance Lender accepts Drafts pursuant to any such instructions, the Acceptance Lender shall confirm particulars of such instructions and advise the undersigned that the Acceptance Lender has complied therewith by notice in writing addressed to the undersigned and served personally or sent by prepaid registered mail or by telecopier in accordance with the provisions of the Credit Agreement. The Acceptance Lender's actions in compliance with such instructions, confirmed and advised to the undersigned by such notice, shall be conclusively deemed to have been in accordance with the instructions of the undersigned unless the undersigned notifies the Administrative Agent to the contrary in writing not later than the business day next following receipt by the undersigned. Notice in writing to the Administrative Agent as contemplated hereby shall be delivered in accordance with the provisions of the Credit Agreement.

      The undersigned hereby agrees and promises to pay the Administrative Agent for the account of the Acceptance Lender, on the maturity date thereof, the face amount of each draft signed, completed and endorsed as contemplated herein and accepted by the Acceptance Lender, such payment to be made in accordance with and subject to the terms of the Credit Agreement.

      The undersigned agrees to indemnify the Acceptance Lender and its directors, officers, employees, affiliates and agents and to hold it and them harmless from and against any loss, liability, expense or claim of any kind or nature whatsoever incurred by any of them as a result of any action or inaction in any way relating to or arising out of this power of attorney or the acts contemplated hereby; provided that this indemnity shall not apply to any such loss, liability, expense or claim which results from the gross negligence or willful misconduct of the Acceptance Lender or any of its directors, officers, employees, affiliates or agents.

      This power of attorney may be revoked at any time upon not less than 5 business days' written notice served upon the Administrative Agent, provided that no such revocation shall reduce, limit or otherwise affect the obligations of the undersigned in respect of any Draft executed, completed, endorsed, discounted and/or delivered in accordance herewith prior to the time at which such revocation becomes effective.

      This power of attorney is in addition to and not in substitution of any agreement to which the Acceptance Lender and the undersigned are parties.

      THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      In the event of a conflict between the provisions of this Power of Attorney and the Credit Agreement, the Credit Agreement shall prevail.

      IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be duly executed and delivered in [New York, New York, United States of America] by its proper and duly authorized officer as of the date written below.


      DATED at _______________ this ___ day of
______________, _______.


                                    [NAME OF BORROWER]


                                    By:______________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT H


                             FORM OF NON-NEGOTIABLE
                                 ACCEPTANCE NOTE

$______________                                               New York, New York
                                                          _______________, 199__


     FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a [__________] corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ________________ (the "Lender") in the manner and at the office of The Chase Manhattan Bank set forth in Section 2.17 of the Credit Agreement referred to below in immediately available funds, the principal sum of ____ [Specify currency] (_________). The undiscounted principal amount hereof shall be repaid on ______________, ____(1). The Borrower further agrees that interest shall be paid herein, in advance, by the Lender discounting the face amount of this Note in the manner described in Sections 2.05 of the Credit Agreement. This Note may not be prepaid.

      This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of May __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Amerada Hess Corporation, Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

      [This Note is guaranteed as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of the nature and extent of the guarantee, the terms and conditions upon which such guarantee was granted and the rights of the holder of this Note in respect thereof.]

      Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


----------
(1).  INSERT MATURITY DATE FOR ACCEPTANCES CREATED SIMULTANEOUSLY HEREWITH.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    [NAME OF BORROWER]


                                    By:
                                       Title:

                                                                       EXHIBIT H


                             FORM OF NON-NEGOTIABLE
                               REVOLVING LOAN NOTE



U.S.$____________                                             New York, New York
                                                               ___________, 1997


            FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a [_________] corporation (the "Borrower"), hereby unconditionally promises to pay to the order of __________ (the "Lender") on the dates and in the manner set forth in Sections 2.09 and 2.17 of the Credit Agreement referred to below at the office of The Chase Manhattan Bank set forth in Section 2.17 of the Credit Agreement in immediately available funds, on the Maturity Date (as defined in the Credit Agreement) the principal amount of (a) __________ U.S. DOLLARS (U.S.$_________), or (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to subsection 2.03 of such Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.12 of such Credit Agreement.

            The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type, currency and amount of each Revolving Loan made by the Lender pursuant to such Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurocurrency Loans, the length of each Interest Period and the applicable Adjusted LIBO Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the Borrower under such Credit Agreement or this Note.

            This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of May __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Amerada Hess Corporation, Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

            [This Note is guaranteed as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of the nature and extent of the guarantee, the terms and conditions upon which such guarantee was granted and the rights of the holder of this Note in respect thereof.]


            Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    [NAME OF BORROWER]


                                    By:
                                       Title:

                                                                      Schedule A
                                                          to Revolving Loan Note


               ABR LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


----------------------------------------------------------------------------------------------------------------
                             Amount                            Amount of ABR
                          Converted to        Amount of      Loans Converted to    Unpaid Principal
Date    Amount of ABR       ABR Loans     Principal of ABR      Eurocurrency        Balance of ABR      Notation
            Loans                           Loans Repaid           Loans                 Loans           Made By
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

----------------------------------------------------------------------------------------------------------------
                             Amount                            Amount of ABR
                          Converted to        Amount of      Loans Converted to    Unpaid Principal
Date    Amount of ABR       ABR Loans     Principal of ABR      Eurocurrency        Balance of ABR      Notation
            Loans                           Loans Repaid           Loans                 Loans           Made By
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================

                                                                      Schedule B
                                                          to Revolving Loan Note


        EUROCURRENCY LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF
                               EUROCURRENCY LOANS



---------------------------------------------------------------------------------------------------------------
                                     Interest Period    Amount of       Amount of   Unpaid Principal
        Amount of        Amount           and          Principal of   Eurocurrency     Balance of      Notation
Date   Eurocurrency   Converted to    Eurocurrency     Eurocurrency       Loans       Eurocurrency     Made By
          Loans       Eurocurrency      Rate with      Loans Repaid   Converted to        Loans
                          Loans      Respect Thereto                    ABR Loans
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                     Interest Period    Amount of       Amount of   Unpaid Principal
        Amount of        Amount           and          Principal of   Eurocurrency     Balance of      Notation
Date   Eurocurrency   Converted to    Eurocurrency     Eurocurrency       Loans       Eurocurrency     Made By
          Loans       Eurocurrency      Rate with      Loans Repaid   Converted to        Loans
                          Loans      Respect Thereto                    ABR Loans
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                       EXHIBIT H


                             FORM OF NON-NEGOTIABLE
                              COMPETITIVE LOAN NOTE

$______________                                               New York, New York
                                                          _______________, 199__


     FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a [____________] corporation (the "Borrower"), hereby unconditionally promises to pay on ______ , 19__ to the order of _________________________________________________________
(the "Lender") in the manner and at the office of The Chase Manhattan Bank set forth in Section 2.17 of the Credit Agreement referred to below in immediately available funds, the principal sum of _________________ [Specify currency] (___________). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.12 of such Credit Agreement. This Note may not be prepaid.

      The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type, currency and amount of each Competitive Loan made by the Lender pursuant to such Credit Agreement and the date and amount of each payment or prepayment of principal thereof and, in the case of Eurocurrency Loans, the length of each Interest Period and the applicable Adjusted LIBO Rate with respect thereto. Each such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the Borrower under such Credit Agreement or this Note.

      This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of May __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Amerada Hess Corporation, Amerada Hess Limited, Amerada Hess Norge A/S, Amerada Hess A/S, the other Subsidiary Borrowers from time to time parties thereto, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

      [This Note is guaranteed as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of the nature and extent of the guarantee, the terms and conditions upon which such guarantee was granted and the rights of the holder of this Note in respect thereof.]

      Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    [NAME OF BORROWER]


                                    By:
                                       Title:

                                                                      Schedule A
                                                        to Competitive Loan Note


                      ABR LOANS AND REPAYMENTS OF ABR LOANS


--------------------------------------------------------------------------------
                                Amount of       Unpaid Principal
  Date     Amount of ABR    Principal of ABR     Balance of ABR      Notation
               Loans          Loans Repaid           Loans           Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                Amount of       Unpaid Principal
  Date     Amount of ABR    Principal of ABR     Balance of ABR      Notation
               Loans          Loans Repaid           Loans           Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                      Schedule B
                                                        to Competitive Loan Note


        EUROCURRENCY LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF
                               EUROCURRENCY LOANS


--------------------------------------------------------------------------------
                     Interest Period     Amount of    Unpaid Principal
        Amount of          and         Principal of      Balance of     Notation
Date   Eurocurrency    Eurocurrency    Eurocurrency     Eurocurrency    Made By
          Loans         Rate with      Loans Repaid        Loans
                     Respect Thereto
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Interest Period     Amount of    Unpaid Principal
        Amount of          and         Principal of      Balance of     Notation
Date   Eurocurrency    Eurocurrency    Eurocurrency     Eurocurrency    Made By
          Loans         Rate with      Loans Repaid        Loans
                     Respect Thereto
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================